Exhibit 99.10

EXECUTION VERSION

CO-LENDER AGREEMENT

Dated as of December 12, 2023

by and between

DEUTSCHE BANK AG, NEW YORK BRANCH
(an Initial Note A Holder),

BANK OF MONTREAL
(an Initial Note A Holder),

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
(an Initial Note A Holder),

and

GOLDMAN SACHS BANK USA
(an Initial Note A Holder),

______________________________________________________

Commercial Mortgage Loan in the Principal Amount of $710,000,000
Secured by regional shopping center located at
1961 Chain Bridge Road, McLean, Virginia

______________________________________________________

Co-Lender Agreement
(Tysons Corner Center)

This CO-LENDER AGREEMENT (together with the exhibits and schedules hereto and all amendments hereof and supplements hereto, this “Agreement”) is dated as of December 12, 2023, between DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”), as an Initial Note A Holder, BANK OF MONTREAL (“BMO”), as an Initial Note A Holder, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMCB”), as an Initial Note A Holder, and GOLDMAN SACHS BANK USA (“GS Bank”), as an Initial Note A Holder.

W I T N E S S E T H:

WHEREAS, pursuant to the Mortgage Loan Agreement (as defined herein), DBNY, BMO, JPMCB and GS Bank co-originated a certain loan (the “Mortgage Loan”) described in Part A of the schedule attached hereto as Exhibit A (the “Mortgage Loan Schedule”) to the mortgage loan borrowers described on the Mortgage Loan Schedule (together with successors and permitted assigns, the “Mortgage Loan Borrowers”), in the original aggregate principal amount of $710,000,000, which is evidenced, inter alia, by the seventeen (17) promissory notes or amended and restated promissory notes, each dated on or before the date hereof, described in Part B of the Mortgage Loan Schedule (as each such promissory note may be extended, renewed, replaced, restated or modified from time to time, each a “Note”);

WHEREAS, payment of the Notes is secured by, among other things, a certain Mortgage (as defined in the Mortgage Loan Agreement), dated as of December 4, 2023 (as such may have been amended or restated to the date hereof and may hereafter be further amended, restated, supplemented or otherwise modified from time to time, the “Mortgage”), encumbering a first priority mortgage in the Mortgage Loan Borrowers’ fee simple and leasehold interests in a super-regional shopping center located at 1961 Chain Bridge Road, McLean, Virginia (the “Mortgaged Property”);

WHEREAS, with respect to the Mortgage Loan:

(a)       DBNY intends to transfer the DBNY Standalone Notes (as defined herein) to German American Capital Corporation (“GACC”), who will then transfer them to Deutsche Mortgage & Asset Receiving Corporation (together with its permitted successors and assigns, the “Depositor”) pursuant to a trust loan purchase agreement between GACC and the Depositor, BMO intends to transfer the BMO Standalone Notes (as defined herein) to the Depositor pursuant to a trust loan purchase agreement between BMO and the Depositor, JPMCB intends to transfer the JPMCB Standalone Notes (as defined herein) to the Depositor pursuant to a trust loan purchase agreement between JPMCB and the Depositor, GS Bank intends to transfer the GS Bank Standalone Notes (as defined herein) to Goldman Sachs Mortgage Company (“GSMC”), who will then transfer them to the Depositor pursuant to a trust loan purchase agreement between GSMC and the Depositor, and the Depositor intends to transfer the Standalone Notes (the “Trust Loan”) to Computershare Trust Company, National Association, as trustee for a securitization (such securitization, the “Lead Securitization”) involving the issuance of the TYSN 2023-CRNR Mortgage Trust Commercial Mortgage Pass-Through Certificates pursuant to the Trust and Servicing Agreement, dated as of December 12, 2023 (the

2

Co-Lender Agreement
(Tysons Corner Center)

“Lead Securitization Servicing Agreement”), between the Depositor, Berkadia Commercial Mortgage LLC, as master servicer (together with its permitted successors and assigns, the “Master Servicer”), Situs Holdings, LLC, as special servicer (together with its permitted successors and assigns, the “Special Servicer”), Wilmington Trust, National Association, as trustee (together with its permitted successors and assigns, the “Trustee”), and Computershare Trust Company, National Association, as certificate administrator (in such capacity, together with its permitted successors and assigns, the “Certificate Administrator”), paying agent and custodian, and upon such transfer, the Trustee will be become the holder of the Standalone Notes, and

(b)       DBNY (directly or indirectly through its affiliate(s)) expects (but is not obligated) to contribute the DBNY Non-Standalone Notes (as defined herein), whether in each such Notes’ current form or as multiple replacement promissory notes, into one or more securitization transactions, BMO (directly or indirectly through its affiliate(s)) expects (but is not obligated) to contribute the BMO Non-Standalone Notes (as defined herein), whether in each such Notes’ current form or as multiple replacement promissory notes, into one or more securitization transactions, JPMCB (directly or indirectly through its affiliate(s)) expects (but is not obligated) to contribute the JPMCB Non-Standalone Notes (as defined herein), whether in each such Notes’ current form or as multiple replacement promissory notes, into one or more securitization transactions, and GS Bank (directly or indirectly through its affiliate(s)) expects (but is not obligated) to contribute the GS Bank Non-Standalone Notes (as defined herein), whether in each such Notes’ current form or as multiple replacement promissory notes, into one or more securitization transactions;

WHEREAS, each Initial Note A Holder desires to enter into this Agreement to memorialize the terms under which they, and their successors and assigns, shall hold the Notes, respectively.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto mutually agree as follows:

1.                  Definitions; Conflicts. References to a “Section” or the “recitals” are, unless otherwise specified, to a Section or the recitals of this Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Lead Securitization Servicing Agreement, as applicable. Except as set forth in Section 4 of this Agreement, to the extent of any inconsistency between terms defined in this Agreement and the Lead Securitization Servicing Agreement, the Lead Securitization Servicing Agreement shall control. Whenever used in this Agreement, the following terms shall have the respective meanings set forth below unless the context clearly requires otherwise.

“A Notes” shall mean the Notes respectively bearing the designations “A-1-1”, “A-1-2”, “A-1-3”, “A-1-4”, “A-1-5”, “A-1-6”, “A-2-1”, “A-2-2”, “A-2-3”, A-2-4”, “A-3-1”, “A-3-2”, “A-3-3”, “A-3-4”, “A-4-1”, “A-4-2” and “A-4-3” and having an aggregate Initial Note Principal Balance equal to $710,000,000.

3

Co-Lender Agreement
(Tysons Corner Center)

“Acceptable Insurance Default”: shall mean:

(i)                               prior to the Lead Securitization Date, any default arising when the Mortgage Loan Documents require that the Mortgage Loan Borrowers shall maintain all risk casualty insurance or other insurance that covers damages or losses arising from acts of terrorism and the Special Servicer has determined, in its reasonable judgment in accordance with the Accepted Servicing Practices, that (A) such insurance is not available at commercially reasonable rates and the subject hazards are not commonly insured against by prudent owners of similar real properties located in or near the geographic region in which the Mortgaged Property is located (but only by reference to such insurance that has been obtained by such owners at current market rates) or (B) such insurance is not available at any rate. In making this determination, the Special Servicer, to the extent consistent with the Accepted Servicing Practices, may rely on the opinion of an insurance consultant; and

(ii)                             from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“Accepted Servicing Practices” shall mean:

(i) prior to the Lead Securitization Date, the obligation of the Servicer to service and administer the Mortgage Loan in accordance with this Agreement, the Notes and the Mortgage Loan Documents solely in the best interests and for the benefit of the Holders (as a collective whole), exercising the higher of (x) the same manner in which, and with the same care, skill, prudence and diligence with which the Servicer services and administers similar mortgage loans for other third party portfolios, and manages and administers REO Property for other third party portfolios giving due consideration to customary and usual standards of practice of prudent institutional commercial lenders servicing their own loans and managing REO Properties for their own account and (y) the same care, skill, prudence and diligence which the Servicer utilizes for loans which the Servicer owns for its own account, in each case, acting in accordance with applicable law, the terms of this Agreement and the Mortgage Loan Documents and with a view to the maximization of timely recovery of principal and interest on a net present value basis on the Mortgage Loan, but without regard to:

(A)                           any relationship that the Servicer or any Affiliate of the Servicer may have with the Mortgage Loan Borrowers or any Mortgage Loan Borrower Related Parties;

(B)                              the ownership of any interest in the Mortgage Loan or any certificate issued or to be issued in connection with a Securitization by the Servicer or any Affiliate of the Servicer;

(C)                              the ownership of any junior indebtedness with respect to the Mortgaged Property by the Servicer or any Affiliate of the Servicer;

4

Co-Lender Agreement
(Tysons Corner Center)

(D)                     the Servicer’s obligation to make Advances as specified herein or otherwise incur servicing expenses with respect to the Mortgage Loan;

(E)                       the Servicer’s right to receive compensation for its services hereunder or with respect to any particular transaction;

(F)                       the ownership, or servicing or management for others, by the Servicer or any sub-servicer, of any other mortgage loans or properties; or

(G)                      the right of the Servicer or any sub-servicer to receive reimbursement of costs; and

(ii) from and after the Lead Securitization Date, the meaning assigned to the term “Accepted Servicing Practices” or “Servicing Standard” or any analogous term in the Lead Securitization Servicing Agreement.

“Additional Servicing Compensation” shall mean any servicing compensation (other than Servicing Fees, Special Servicing Fees, Workout Fees or Liquidation Fees) that any Servicer is entitled to retain under the Servicing Agreement.

“Administrative Advance” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement.

“Advance” means a Property Advance, a P&I Advance or an Administrative Advance, as the context may require.

“Advance Interest Amount” shall mean the amount of interest accrued and unpaid on any Property Advance pursuant to the terms of the Servicing Agreement.

“Advance Rate” shall have the meaning ascribed to such term in the Lead Securitization Servicing Agreement.

“Affiliate” shall mean with respect to any specified Person, (a) any other Person controlling or controlled by or under common control with such specified Person (each a “Common Control Party”), (b) any other Person owning, directly or indirectly, ten percent (10%) or more of the beneficial interests in such Person or (c) any other Person in which such Person or a Common Control Party owns, directly or indirectly, ten percent (10%) or more of the beneficial interests. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract, relation to individuals or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Agreement” shall have the meaning assigned to such term in the recitals hereto.

“Appraisal” shall mean:

5

Co-Lender Agreement
(Tysons Corner Center)

(i)                                 prior to the Lead Securitization Date, an appraisal with respect to the Mortgaged Property conducted in accordance with the standards of the Appraisal Institute by an Appraiser and certified by such Appraiser as having been prepared in accordance with the requirements of the Standards of Professional Practice of the Appraisal Institute and the Uniform Standards of Professional Appraisal Practice of the Appraisal Foundation, as well as FIRREA; and

(ii)                             from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“Appraisal Reduction Amounts” shall mean:

(i) prior to the Lead Securitization Date, for any Remittance Date as to which an Appraisal Reduction Event has occurred, an amount equal to the excess, if any, of (a) the sum of (1) the Mortgage Loan Principal Balance as of the immediately preceding Monthly Payment Date, (2) to the extent not previously advanced by the Servicer or any other Holder as an Advance under Section  9, all accrued and unpaid interest on the Mortgage Loan at a per annum rate equal to the Note Interest Rate on each of the Notes, (3) all unreimbursed Advances, with interest thereon at the Advance Rate in respect of the Mortgage Loan, and (4) all currently due and unpaid real estate taxes, ground rents and assessments and insurance premiums (less any amounts held in escrow for such items) and all other amounts (not including any default interest, Penalty Charges, Prepayment Charges, liquidated damage amounts or other similar fees or charges) currently due and unpaid with respect to the Mortgage Loan (which taxes, premiums and other amounts have not been the subject of an Advance by the Servicer), over (b)  an amount equal to ninety percent (90%) of the appraised value of the Mortgaged Property as determined by the most recent Updated Appraisal obtained by the Servicer (the cost of which shall be advanced by such Servicer as an Advance), minus the dollar amount of any liens on the Mortgaged Property that are prior to the lien of the Mortgage (other than the liens for any items set forth in the immediately preceding clause (a)(4) which have been insured or bonded over by Qualified Insurers, plus (without duplication of any amounts held in escrow deducted in clause (a)(4) above) the aggregate of all reserves, letters of credit and escrows held in connection with the Mortgage Loan to the extent that such reserves, letters of credit and escrows are permitted to be used by the Servicer in reduction of the Mortgage Loan); and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“Appraisal Reduction Event” shall mean:

(i) prior to the Lead Securitization Date, the earliest to occur of any of the following: (a) 60  days after an uncured payment delinquency (other than a delinquency in respect of the Balloon Payment) occurs in respect of the Mortgage Loan, (b)  90  days after an uncured delinquency occurs in respect of the Balloon Payment for the Mortgage Loan unless a refinancing is anticipated within 120  days after the Maturity Date of the

6

Co-Lender Agreement
(Tysons Corner Center)

Mortgage Loan (as evidenced by a written and binding refinancing commitment from an acceptable lender and reasonably satisfactory in form and substance to the Servicer and the Controlling Holder), which provides that such refinancing shall occur within 120  days after the Maturity Date, in which case 120  days after such uncured delinquency, (c)  60  days after a reduction in monthly debt service payments or a material adverse economic change with respect to the terms of the Mortgage Loan has become effective, (d)  60  days after an extension of the Maturity Date of the Mortgage Loan (except for an extension within the time periods described in clause  (b) above), (e)  60 days after a receiver has been appointed in respect of the Mortgaged Property securing the Mortgage Loan on behalf of the Lenders or any other creditor, (f)  immediately after any Mortgage Loan Borrower declares, or becomes the subject of, bankruptcy, insolvency or similar proceeding, admits in writing the inability to pay its debts as they come due or makes an assignment for the benefit of creditors unless such action is dismissed within 45 days, or (g)  immediately after the Mortgaged Property securing the Mortgage Loan becomes an REO Property; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Servicing Agreement.

“Appraiser” shall mean an independent appraiser, selected by the Servicer, as applicable, that is a member in good standing of the Appraisal Institute and that is certified or licensed in the state in which the Mortgaged Property is located, and who has a minimum of five (5) years’ experience in the appraisal of comparable properties in the geographic area in which such Mortgaged Property is located.

“Approved Bank” shall mean a domestic financial institution which (A) prior to a Securitization, has long term unsecured debt obligations of which are rated not less than “AA” by S&P, “A” by Fitch and “Aa2” by Moody’s or the short-term obligations of which are rated at least “A-1+” by S&P, “F-1” by Fitch and “P-1” by Moody’s and (B) after a Securitization, has long term long unsecured debt obligations and/or short term obligations which meet the applicable rating requirements of the Rating Agencies.

“Balloon Payment” shall mean, with respect to the Mortgage Loan, the payment of principal due on its scheduled Maturity Date.

“Bankruptcy Code” shall mean the United States Bankruptcy Code (11 U.S.C. Sec.101 et seq.), or any similar statute, law, rules, regulations or similar legal requirements of any other applicable jurisdiction, in each case, as amended from time to time or any successor statute or rule promulgated thereto.

“BMO” shall have the meaning assigned to such term in the recitals of this Agreement.

“BMO Non-Standalone Notes” shall mean the Note A-4-2 and Note A-4-3.

“BMO Standalone A Note” shall mean the Note A-4-1.

7

Co-Lender Agreement
(Tysons Corner Center)

“BMO Standalone Notes” shall mean the BMO Standalone A Note.

“Business Day” shall have the meaning assigned to such term in the Servicing Agreement.

“Certificate Administrator” shall have the meaning assigned to such term in the recitals of this Agreement.

“CLO” shall have the meaning assigned to such term in clause (b)(iii) of the definition of “Qualified Institutional Lender.”

“CLO Asset Manager” with respect to any Securitization Vehicle which is a CLO, shall mean the entity which is responsible for managing or administering the applicable Note or an interest therein as an underlying asset of such Securitization Vehicle or, if applicable, as an asset of any Intervening Trust Vehicle (including, without limitation, the right to exercise any consent and control rights available to the holder of such Note).

“Closing Date” shall mean December 12, 2023.

“Code” shall have the meaning assigned to such term in Section  4(h).

“Collateral Deficiency Amounts” shall have the meaning, if any, given such term in the Lead Securitization Servicing Agreement.

“Collection Account” shall mean with respect to the Mortgage Loan, an account (including any subaccount) established pursuant to the terms of this Agreement or, from and after the Lead Securitization Date, the Lead Securitization Servicing Agreement, in which amounts received in respect of the Mortgage Loan are segregated (by ledger entries or otherwise) and held for the benefit of the Holders.

“Commission” means the United States Securities and Exchange Commission.

“Common Control Party” shall have the meaning given to such term in the definition of “Affiliate.”

“Controlling Class Representative” shall have the meaning, if any, given such term in the Lead Securitization Servicing Agreement.

“Controlling Holder” shall mean, as of any date of determination, the Holder of the Note bearing the designation “A-1-1”:

“Corrected Mortgage Loan” shall mean:

(i) prior to the Lead Securitization Date, the meaning assigned in the definition herein of “Specially Serviced Mortgage Loan”; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

8

Co-Lender Agreement
(Tysons Corner Center)

“Costs” shall mean all out-of-pocket costs, fees, expenses, Property Advances, interest, payments, losses, liabilities, judgments and/or causes of action reasonably suffered or incurred or reasonably paid by a Holder (or any Servicer or other party (including a securitization trustee, custodian and/or certificate administrator) acting on behalf of such Holder) pursuant to or in connection with the enforcement and administration of the Mortgage Loan, the Mortgage Loan Documents (not including any Servicing Fees, Special Servicing Fees, Workout Fees, Liquidation Fees or Additional Servicing Compensation), the Mortgaged Property, this Agreement, including, without limitation, attorneys’ fees and disbursements, taxes, assessments, insurance premiums and other protective advances, except for those resulting from the negligence or willful misconduct of such Holder (or any Servicer or other party (including a securitization trustee) acting on behalf of such Holder); provided, however, that none of the following shall be included or deemed to be “Costs”: (i) the costs and expenses relating to the origination or securitization of any Note, including the payment of any securitization trustee fee, (ii) the day-to-day customary and usual, ordinary costs of servicing and administering the Mortgage Loan, (iii) insofar as any Note is an asset of a Securitization Trust and as such to the extent the following amounts are allocable to such Note under the terms of the related Securitization documents: (a) any fees, costs or expenses related to the reporting and compliance with the REMIC Provisions or any provisions of the Code relating to the creation or administration of a grantor trust relating to a Securitization Trust, including the determination related to the amount, payment or avoidance of any REMIC or grantor trust tax on a Securitization Trust or its assets or transactions, (b) any fees, costs or expenses incurred in connection with any audit or any review of the related Securitization Trust or its assets or transactions by the Internal Revenue Service or other governmental authority, (c) any REMIC or grantor trust taxes imposed on the related Securitization Trust or its assets or transactions, (d) any advance made by a party to the related Securitization in respect of a delinquent monthly debt service payment on such Note or any interest accrued on such advance, or (e) any fees, costs or expenses relating to any other mortgage loan included in a Securitization Trust with the related Non-Standalone Note(s).

“DBNY” shall have the meaning assigned to such term in the recitals of this Agreement.

“DBNY Non-Standalone Notes” shall mean the Note A-1-2, Note A-1-3, Note A-1-4, Note A-1-5 and Note A-1-6.

“DBNY Standalone A Note” shall mean the Note A-1-1.

“DBNY Standalone Notes” shall mean the DBNY Standalone A Note.

“DBRS Morningstar” shall mean DBRS, Inc., and its successors in interest.

“Defaulted Mortgage Loan Purchase Price” shall mean (A) prior to the Lead Securitization Date, the sum of the following, without duplication, the sum of (i) the Note Principal Balance of each A Note (as of the date of purchase), (ii) accrued and unpaid interest on the Note Principal Balance of each A Note at its Note Interest Rate, up to (but excluding) the date of purchase and if such date of purchase is not a Monthly Payment Date, up to (but

9

Co-Lender Agreement
(Tysons Corner Center)

excluding) the Monthly Payment Date next succeeding the date of purchase, provided payment is made in good funds by 3:00 p.m. New York local time, (iii) any Property Advances that have not been reimbursed from collections on the Mortgage Loan and the related Advance Interest Amount, (iv) any interest accrued on any P&I Advance made on any A Note by a party to the Lead Securitization Servicing Agreement or a Non-Lead Securitization Servicing Agreement, as applicable, at the rate specified in the related servicing agreement; (v) any accrued and unpaid Servicing Fees, trustee fees, certificate administrator fees, Special Servicing Fees, Workout Fees, Liquidation Fees and Additional Servicing Compensation, and (vi) any unreimbursed Costs incurred by any Note A Holder or any party acting on its behalf (which are not included in the preceding clauses of this paragraph) and (B) from and after the Lead Securitization Date, “Repurchase Price” as defined in the Lead Securitization Servicing Agreement.

“Depositor” shall have the meaning assigned to such term in the recitals of this Agreement.

“Directing Holder” shall have the meaning set forth in Section  21(a).

“Eligibility Requirements” shall mean, with respect to any Person, that such Person has at least $200,000,000 in capital/statutory surplus or shareholders’ equity (except with respect to a pension advisory firm or similar fiduciary) and at least $600,000,000 in total assets (in name or under management), and is regularly engaged in the business of making or owning commercial real estate loans (or interests therein), mezzanine loans (or interests therein) or commercial loans (or interests therein) similar to the Mortgage Loan.

“Environmental Law” shall mean any present or future federal, state or local law, statute, regulation or ordinance, any judicial or administrative order or judgment thereunder, pertaining to health, industrial hygiene, hazardous substances or the environment, including, but not limited to, each of the following, as enacted as of the date hereof or as hereafter amended: the Comprehensive Environmental Response, Compensation and Liability Act of 1980, 42 U.S.C. §§ 9601 et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. §§ 6901 et seq.; the Toxic Substance Control Act, 15 U.S.C. §§ 2601 et seq.; the Water Pollution Control Act (also known as the Clean Water Act, 22 U.S.C. §§ 1251 et seq.), the Clean Air Act, 42 U.S.C. §§ 7401 et seq. and the Hazardous Materials Transportation Act, 49 U.S.C. §§ 1801 et seq.

“Event of Default” shall mean an “Event of Default” as defined in the Mortgage Loan Agreement.

“Fitch” shall mean Fitch Ratings, Inc., and its successors in interest.

“GACC” shall have the meaning assigned to such term in the recitals of this Agreement.

“GS Bank” shall have the meaning assigned to such term in the recitals of this Agreement.

10

Co-Lender Agreement
(Tysons Corner Center)

“GS Bank Non-Standalone Notes” shall mean the Note A-2-2, Note A-2-3 and Note A-2-4.

“GS Bank Standalone A Note” shall mean the Note A-4-1.

“GS Bank Standalone Notes” shall mean the GS Bank Standalone A Note.

“GSMC” shall have the meaning assigned to such term in the recitals of this Agreement.

“Holder” shall mean, with respect to each Note, the Initial Holder of such Note or any subsequent holder of such Note.

“Initial Holders” shall mean, individually or collectively as the context may require, the Initial Note A Holders.

“Initial Note A Holder” shall mean, individually or collectively as the context may require, the Initial Note A Holder/DBNY, the Initial Note A Holder/BMO, the Initial Note A Holder/JPMCB and the Initial Note A Holder/GS Bank.

“Initial Note A Holder/BMO” shall mean BMO as the initial owner of the BMO Non-Standalone Notes and the BMO Standalone A Note.

“Initial Note A Holder/DBNY” shall mean DBNY as the initial owner of the DBNY Non-Standalone Notes and the DBNY Standalone A Note.

“Initial Note A Holder/GS Bank” shall mean GS Bank as the initial owner of the GS Bank Non-Standalone Notes and the GS Bank Standalone A Note.

“Initial Note A Holder/JPMCB” shall mean JPMCB as the initial owner of the JPMCB Non-Standalone Notes and the JPMCB Standalone A Note.

“Initial Note Principal Balance” shall mean, with respect to each Note as of any date of determination, the “Initial Note Principal Balance” for such Note set forth in Part B of the Mortgage Loan Schedule.

“Interim Servicer” shall mean the master servicer (or single servicer) appointed jointly by the Initial Holders under this Agreement and any successor master servicer (or single servicer) appointed as provided hereunder, which Interim Servicer shall be a Qualified Servicer. The initial Interim Servicer shall be Berkadia Commercial Mortgage LLC pursuant to the Interim Servicing Agreement.

“Interim Servicing Agreement” shall mean, collectively, certain servicing agreements (or other servicing arrangements), entered into between the Initial Holders (or their affiliates), as owners, and the Interim Servicer, as servicer, and any replacement servicing agreement entered into with any successor Interim Servicer appointed jointly by the Holders.

11

Co-Lender Agreement
(Tysons Corner Center)

“JPMCB” shall have the meaning assigned to such term in the recitals of this Agreement.

“JPMCB Non-Standalone Notes” shall mean the Note A-3-2, Note A-3-3 and Note A-3-4.

“JPMCB Standalone A Note” shall mean the Note A-3-1.

“JPMCB Standalone Notes” shall mean the JPMCB Standalone A Note.

“KBRA” shall mean Kroll Bond Rating Agency, LLC and its successors in interest.

“Lead Securitization” shall have the meaning assigned to such term in the recitals of this Agreement.

“Lead Securitization Date” shall mean the closing date for the Lead Securitization.

“Lead Securitization Note Holder” shall mean, (i) prior to the Lead Securitization Date or if each Standalone Note is no longer included in the Lead Securitization Trust, the Note A-1 Holder, and (ii) from and after the Lead Securitization Date, the Lead Securitization Trust.

“Lead Securitization Servicing Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Lead Securitization Trust” shall mean the trust established pursuant to the Lead Securitization Servicing Agreement in connection with the Lead Securitization.

“Liquidation Fee” shall mean:

(i) prior to the Lead Securitization Date, if the Mortgage Loan or the Mortgaged Property is sold or transferred or otherwise liquidated (or a Specially Serviced Mortgage Loan is sold or liquidated or a final discounted payoff is made), a fee payable to the Servicer from Liquidation Proceeds with respect to the Mortgaged Property if the Servicer receives any Liquidation Proceeds with respect thereto, equal to 50 basis points (0.50%) multiplied by Liquidation Proceeds (net of any Servicing Fees, Special Servicing Fees and reimbursement of any Advances or interest thereon payable therefrom and legal fees and expenses, Appraisal fees, brokerage fees, and similar fees and expenses in connection with the maintenance and preservation of the Mortgaged Property) related to the Mortgage Loan or Mortgaged Property; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term in the Lead Securitization Servicing Agreement.

The Liquidation Fee shall be payable to the Special Servicer upon receipt of Liquidation Proceeds.

12

Co-Lender Agreement
(Tysons Corner Center)

“Liquidation Proceeds” shall mean:

(i) prior to the Lead Securitization Date, the amount (other than insurance proceeds or amounts required to be paid to the Mortgage Loan Borrowers or other Persons pursuant to the Mortgage Loan Documents or applicable law) received in connection with the liquidation of the Mortgaged Property or REO Property through a trustee’s sale, foreclosure sale or otherwise or the sale or other liquidation of the Mortgage Loan, including a final discounted payoff of the Mortgage Loan, and

(ii) from and after the Lead Securitization Date, shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement.

“Major Decision” means:

(i) prior to the Lead Securitization Date:

(a)                               any proposed or actual foreclosure upon or comparable conversion of the ownership of properties securing the Mortgage Loan;

(b)                             any modification, consent to a modification or waiver of a monetary term (other than late payment charges or Default Interest) or material non-monetary term (including, without limitation, the timing of payments and acceptance of discounted payoffs but excluding late payment charges or Default Interest) of the Mortgage Loan or any extension of the Maturity Date of the Mortgage Loan;

(c)                               any sale of the Mortgage Loan, an REO Property for less than the Defaulted Mortgage Loan Purchase Price;

(d)                             any determination to bring an REO Property into compliance with applicable environmental laws or to otherwise address Hazardous Materials located at an REO Property;

(e)                               any release of collateral or any acceptance of substitute or additional collateral for the Mortgage Loan, or any consent to either of the foregoing, other than as required pursuant to the specific terms of the Mortgage Loan and for which there is no material lender discretion;

(f)                               any waiver of a “due-on-sale” or “due-on-encumbrance” clause or any consent to such waiver or consent to a transfer of the Mortgaged Property or interests in the Mortgage Loan Borrowers or consent to the incurrence of additional debt, other than any such transfer or incurrence of debt as may be effected without the consent of the lender under the loan agreement;

(g)                             any property management company changes for which the lender is required to consent or approve under the Mortgage Loan Documents or franchise changes

13

Co-Lender Agreement
(Tysons Corner Center)

for which the lender is required to consent or approve under the Mortgage Loan Documents;

(h)                             releases of any escrows, reserve accounts or letters of credit held as performance escrows or reserves other than those required pursuant to the specific terms of the Mortgage Loan and for which there is no material lender discretion;

(i)                                 any acceptance of an assumption agreement releasing the Mortgage Loan Borrowers from liability under the Mortgage Loan and for which there is no lender discretion;

(j)                                 any determination of an Acceptable Insurance Default;

(k)                             the determination of the Special Servicer pursuant to clause  (1)(b) of the definition of “Specially Serviced Mortgage Loan”; and

(l)                                 any acceleration of the Mortgage Loan following a default or an event of default or any initiation of judicial, bankruptcy or similar proceedings under the Mortgage Loan Documents; and

(ii) from and after the Lead Securitization Date, shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement.

“Master Servicer” shall have the meaning set forth in the recitals of this Agreement.

“Maturity Date” shall have the meaning set forth in the Mortgage Loan Agreement.

“Monthly Payment Date” shall mean the “Monthly Payment Date” set forth in the Mortgage Loan Agreement.

“Moody’s” shall mean Moody’s Investors Service, Inc., and its successors in interest.

“Mortgage” shall have the meaning assigned to such term in the recitals.

“Mortgage Default Rate” shall have the meaning assigned to such term in the Mortgage Loan Schedule.

“Mortgage Interest Rate” shall mean “Interest Rate” as such term is defined in the Mortgage Loan Agreement.

“Mortgage Loan” shall have the meaning assigned such term in the recitals.

“Mortgage Loan Agreement” shall have the meaning assigned such term in the recitals.

14

Co-Lender Agreement
(Tysons Corner Center)

“Mortgage Loan Borrower(s)” shall have the meaning assigned such term in the recitals.

“Mortgage Loan Borrower Related Parties” shall have the meaning assigned such term in Section  19.

“Mortgage Loan Documents” shall mean the Mortgage, the Mortgage Loan Agreement, the Notes and all other documents evidencing or securing the Mortgage Loan including, without limitation, all guaranties and indemnities, as same may be amended, modified or restated in accordance with this Agreement.

“Mortgage Loan Principal Balance” shall mean, at any date of determination, the outstanding principal balance of the Mortgage Loan.

“Mortgage Loan Schedule” shall mean the schedule in the form attached hereto as Exhibit A, which schedule sets forth certain information regarding the Mortgage Loan.

“Mortgaged Property” shall have the meaning assigned such term in the recitals.

“Non-Controlling Holder” shall mean any Holder that is not the Controlling Holder. In the event that any Note is an asset of a Non-Lead Securitization, the rights of the Holder of any such Note in its capacity as a Non-Controlling Holder may be exercised by the “directing holder,” “controlling class representative” or other party designated to exercise such rights pursuant to the terms of the related Non-Lead Securitization Servicing Agreement.

“Non-Lead Securitization” shall mean the sale of all or a portion of any Non-Standalone Notes to a depositor, who will in turn include such Note as part of the related Non-Lead Securitization of one or more other mortgage loans.

“Non-Lead Securitization Servicing Agreement” shall mean any pooling and servicing agreement (or analogous agreement) relating to a Note, other than the Lead Securitization Servicing Agreement.

“Non-Standalone Notes” shall means the DBNY Non-Standalone Notes, BMO Non-Standalone Notes, JPMCB Non-Standalone Notes, GS Bank Non-Standalone Notes and any related New Note created in accordance with Section 40(b).

“Nonrecoverable Administrative Advance” means an Administrative Advance that has been determined to be “nonrecoverable” in accordance with the terms of the applicable Servicing Agreement.

“Nonrecoverable P&I Advance” means a P&I Advance that has been determined to be “nonrecoverable” in accordance with the terms of the Lead Securitization Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

15

Co-Lender Agreement
(Tysons Corner Center)

“Nonrecoverable Property Advance” means a Property Advance that has been determined to be “nonrecoverable” in accordance with the terms of the applicable Servicing Agreement.

“Note A Holder” shall mean, individually or collectively as the context may require, the Note A-1 Holders, the Note A-2 Holders, Note A-3 Holders and Note A-4 Holders.

“Note A Principal Balance” shall mean, as of any date of determination, the aggregate Note Principal Balance of the A Notes.

“Note A-1 Holder” shall mean, individually or collectively as the context may require, the Holders of the Notes respectively bearing the designations “A-1-1”, “A-1-2”, “A-1-3”, “A-1-4”, “A-1-5” and “A-1-6”.

“Note A-2 Holder” shall mean, individually or collectively as the context may require, the Holders of the Notes respectively bearing the designations “A-2-1”, “A-2-2”, “A-2-3” and “A-2-4”.

“Note A-3 Holder” shall mean, individually or collectively as the context may require Holders of the Notes respectively bearing the designations “A-3-1”, “A-3-2”, “A-3-3” and “A-3-4”.

“Note A-4 Holder” shall mean, individually or collectively as the context may require, the Holders of the Notes respectively bearing the designations “A-4-1”, “A-4-2” and “A-4-3”.

“Note Default Interest Rate” shall mean, with respect to each Note, the “Note Default Interest Rate” for such Note as set forth in the Mortgage Loan Schedule.

“Note Interest Rate” shall mean, with respect to each Note, the Interest Rate (as defined in the Mortgage Loan Agreement) payable on such Note.

“Note Principal Balance” shall mean, with respect to each Note at any time of determination, the “Initial Note Principal Balance” for such Note as set forth in the Mortgage Loan Schedule, as previously reduced by payments of principal thereon received by the related Holder and any reductions in such amount pursuant to Section 4(c) and Section  7.

“Notes” shall have the meaning assigned such term in the recitals.

“Open Prepayment Date” shall have the meaning set forth in the Mortgage Loan Agreement.

“P&I Advance” shall mean an advance made in respect of a delinquent monthly debt service payment on a Note included in a Securitization by a party to such Securitization (and in accordance with the terms of the Lead Securitization Servicing Agreement or the related Non-Lead Securitization Servicing Agreement, as the case may be).

16

Co-Lender Agreement
(Tysons Corner Center)

“Penalty Charges” shall mean any amounts actually collected on the Mortgage Loan from the Mortgage Loan Borrowers that represent late payment charges, other than a Prepayment Charge or default interest.

“Percentage Interest” shall mean, with respect to each Note, as of any date of determination, the ratio of the Note Principal Balance of such Note to the Mortgage Loan Principal Balance.

“Permitted Fund Manager” shall mean any Person that on the date of determination is (i) one of the entities listed on Schedule 1 annexed hereto and made a part hereof or any other nationally-recognized manager of investment funds investing in debt or equity interests relating to commercial real estate, (ii) investing through a fund with committed capital of at least $250,000,000, and (iii) not subject to a proceeding relating to the bankruptcy, insolvency, reorganization or relief of debtors.

“Person” shall mean any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Prepayment” shall mean any payment of principal made by the Mortgage Loan Borrowers with respect to the Mortgage Loan which is received in advance of its scheduled Maturity Date, whether made by reason of a casualty or condemnation, due to the acceleration of the maturity of the Notes or otherwise.

“Prepayment Charge” shall mean any yield maintenance premium, prepayment premium, spread maintenance premium or similar fee required to be paid in connection with a Prepayment of the Mortgage Loan.

“Pro Rata and Pari Passu Basis” shall mean, with respect to the Notes and the related Holders, the allocation of any particular payment, reimbursement, collection, cost, expense, liability or other amount among such Notes or such Holders, as the case may be, without any priority of any such Note or any such Holder over another such Note or Holder, as the case may be, and in any event such that each Note or Holder, as the case may be, is allocated its respective pro rata share based on their respective Note Principal Balances as of the origination date (or, in the case of the reimbursement of a cost, expense or loss, based on the respective reimbursable amounts) (as among the Notes) of such particular payment, reimbursement, collection, cost, expense, liability or other amount.

“Property Advance” shall have the meaning assigned to such term in the Lead Securitization Servicing Agreement or at any time that the Mortgage Loan is no longer subject to the provisions of the Lead Securitization Servicing Agreement, any analogous concept under the servicing agreement pursuant to which the Mortgage Loan is being serviced in accordance with the terms of this Agreement.

“Qualified Institutional Lender” shall mean each Initial Note A Holder and the following:

17

Co-Lender Agreement
(Tysons Corner Center)

(a)                                     an entity Controlled (as defined below) by, or under common Control (as defined below) with, any one or more of the Initial Note A Holders, or

(b)                                   one or more of the following:

(i)                                 an insurance company, bank, savings and loan association, investment bank, trust company, commercial credit corporation, pension plan, pension fund, pension fund advisory firm, mutual fund, real estate investment trust, governmental entity or plan, in any case, which satisfies the Eligibility Requirements, or,

(ii)                             an investment company, money management firm or a “qualified institutional buyer” within the meaning of Rule 144A under the Securities Act of 1933, as amended, or an investment advisor registered under the Investment Advisers Act of 1940 or an institutional accredited investor under Regulation D, which regularly engages in the business of making or owning investments of types similar to the Mortgage Loan or the related Note, which satisfies the Eligibility Requirements, or

(iii)                         a Qualified Trustee in connection with (A) a securitization of, (B) the creation of collateralized loan obligations (“CLO”) secured by or (C) a financing through an “owner trust” of, a Note or any interest therein (any of the foregoing, a “Securitization Vehicle”), provided that (1) one or more classes of securities issued by such Securitization Vehicle is initially rated at least investment grade by at least two of the Rating Agencies which assigned a rating to one or more classes of securities issued in connection with a Securitization (it being understood that with respect to any Rating Agency that assigned such a rating to the securities issued by such Securitization Vehicle, a Rating Agency Confirmation will not be required in connection with a transfer of such Note or any interest therein to such Securitization Vehicle); (2) the special servicer of such Securitization Vehicle has a Required Special Servicer Rating (such entity, an “Approved Servicer”) and such Approved Servicer is required to service and administer such Note or any interest therein in accordance with servicing arrangements for the assets held by the Securitization Vehicle which require that such Approved Servicer act in accordance with a servicing standard notwithstanding any contrary direction or instruction from any other Person; or (3) in the case of a Securitization Vehicle that is a CLO, the CLO Asset Manager and, if applicable, each Intervening Trust Vehicle that is not administered and managed by a CLO Asset Manager which is a Qualified Institutional Lender, are each a Qualified Institutional Lender under clauses (a), (b)(i), (b)(ii), (b)(v), (b)(vi) or (c) of this definition, or

(iv)                         an investment fund, limited liability company, limited partnership or general partnership in which a Permitted Fund Manager acts as the general partner, managing member, or the fund manager responsible for the day to day management and operation of such investment vehicle and provided that at least fifty percent (50%) of the equity interests in such investment vehicle are owned, directly or indirectly, by one or more entities that are otherwise Qualified Institutional Lenders, or

18

Co-Lender Agreement
(Tysons Corner Center)

(v)                              an institution substantially similar to any of the foregoing in clauses (b)(i), (ii) or (iv), which satisfies the Eligibility Requirements;

(vi)                           a Person which is otherwise a Qualified Institutional Lender but which is acting in an agency capacity for a syndicate of lenders where at least 51% of the lenders in such syndicate are otherwise Qualified Institutional Lenders under clauses (b)(i), (ii), (iv) and (v) above; or

(c)                               any entity Controlled (as defined below) by, or under common Control (as defined below) with, any of the entities described in clause  (b)(i), (ii) or (v) above.

(d)                              any Person for which a Rating Agency Confirmation has been obtained.

For purposes of this definition only, “Control” means the ownership, directly or indirectly, in the aggregate of more than fifty percent (50%) of the beneficial ownership interests of an entity and the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of an entity, whether through the ability to exercise voting power, by contract or otherwise (“Controlled” has the meaning correlative thereto).

“Qualified Servicer” shall mean:

(i) prior to the Lead Securitization Date, either (x) a mortgage finance institution, insurance company, bank or mortgage servicing institution (A) organized and doing business under the laws of the United States or any state of the United States or the District of Columbia, (B) authorized to transact business in the jurisdiction where the Mortgaged Property is located, if and to the extent required by applicable law to enable such institution to perform its obligations under the Interim Servicing Agreement or, in the event that such institution is acting as a sub-servicer, under the applicable sub-servicing agreement, and otherwise as contemplated hereby, and (C)  (1) has a rating of at least “CMS2” (in the case of a master servicer) and “CSS2” (in the case of a special servicer) in the case of Fitch, (2) is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Master Servicer or a U.S. Commercial Mortgage Special Servicer, as applicable, in the case of S&P, (3) in the case of DBRS Morningstar, the applicable master servicer or special servicer has a ranking by DBRS Morningstar higher than or equal to “MOR CS3” as a master servicer or special servicer, as applicable, (4) in the case of Moody’s, such servicer is acting as servicer for one or more loans included in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such servicer as servicer of such commercial mortgage loans, or (5) in the case of KBRA, KBRA has not cited servicing concerns of such servicer as the sole or material factor in any qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a CMBS transaction serviced by such servicer prior to the time of determination, or (y)  as to which each of the Rating Agencies shall have delivered to the Trustee written confirmation to the effect that the service by such entity as Servicer or

19

Co-Lender Agreement
(Tysons Corner Center)

Special Servicer, as the case may be, would not, in and of itself, result in a downgrade, qualification or withdrawal of the then current ratings assigned to the securities issued under the Servicing Agreement, and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or analogous term in the Lead Securitization Servicing Agreement.

“Qualified Trustee” shall mean (i) a corporation, national bank, national banking association or a trust company, organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers and to accept the trust conferred, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority, (ii) an institution insured by the Federal Deposit Insurance Corporation or (iii) an institution whose long-term senior unsecured debt is rated any of the then in effect top two rating categories of each of the applicable Rating Agencies.

“Rating Agencies” shall mean DBRS Morningstar, Fitch, KBRA, Moody’s and S&P and their respective successors-in-interest or, if any of such entities shall for any reason no longer perform the functions of a securities rating agency, any other nationally recognized statistical rating agency designated by the Lead Securitization Note Holder; provided, however, that at any time during which any A Note is an asset of a Securitization, “Rating Agencies” or “Rating Agency” shall mean the rating agencies that from time to time rate (and were engaged by the applicable depositor to so rate) the securities issued in connection with any Securitization (and at the time of determination continue to do so).

“Rating Agency Confirmation” shall have, at any time that any A Note is an asset of a Securitization, the meaning assigned to such term or analogous term in the Servicing Agreement.

“Realized Losses” mean any reduction in the Mortgage Loan Principal Balance that does not result in an accompanying payment of principal to any of the Holders, which may result from, but is not limited to, one of the following circumstances: (i) the cancellation or forgiveness of any portion of the Mortgage Loan Principal Balance in connection with a bankruptcy or similar proceeding or a modification or amendment of the Mortgage Loan granted by the Servicer pursuant to the terms of the Servicing Agreement, or (ii) a reduction in the Mortgage Interest Rate or the Note Interest Rate for any Note in connection with a bankruptcy or similar proceeding involving the Mortgage Loan Borrowers or a modification or amendment of the Mortgage Loan agreed to by the Servicer in accordance with the terms of the Servicing Agreement that, as a result of the application of Section 7, results in the application of principal to pay interest to one or more Holders (each such Realized Loss described in this clause (ii) shall be deemed to have been incurred on the Monthly Payment Date for each affected monthly payment).

“Regulation AB” means Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§ 229.1100-229.1125, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission or by the staff

20

Co-Lender Agreement
(Tysons Corner Center)

of the Commission, or as may be provided by the Commission or its staff from time to time, in each case as effective from time to time as of the compliance dates specified therein.

“REMIC” shall have the meaning assigned to such term in Section  4(h).

“REMIC Provisions” shall mean the provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section  860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations (including any applicable proposed regulations) and rulings promulgated thereunder, as the foregoing may be in effect from time to time.

“Remittance Date” shall mean:

(i)                                 with respect to each Standalone Note, and each Non-Standalone Note prior to the related Non-Lead Securitization, the “Servicer Remittance Date” (or analogous term) as defined in the Lead Securitization Servicing Agreement; and

(ii)                              with respect to each Non-Standalone Note from and after its Non-Lead Securitization, if any, the earlier of (a) the “Servicer Remittance Date” (or analogous term) as defined in the Lead Securitization Servicing Agreement or (b) the first Business Day after the “determination date,” as such term or a similar term is defined in the related Non-Lead Securitization Servicing Agreement (as long as such date is at least two Business Days after receipt of properly identified funds).

“REO Proceeds” shall mean prior to the Lead Securitization Date, with respect to any REO Property, all revenues received by the applicable Servicer with respect to such REO Property or the Mortgage Loan, which do not constitute Liquidation Proceeds. From and after the Lead Securitization Date, “REO Proceeds” shall have the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“REO Property” shall mean prior to the Lead Securitization Date, any Mortgaged Property title to which has been acquired by the Servicer on behalf of the Holders through foreclosure, deed-in-lieu of foreclosure or otherwise. From and after the Lead Securitization Date, “REO Property” shall have the meaning assigned to such term or any analogous term in the Lead Securitization Servicing Agreement.

“Required Special Servicer Rating” shall mean with respect to a special servicer (i) in the case of Fitch, a rating of at least “CSS3”, (ii) in the case of S&P, such special servicer is on S&P’s Select Servicer List as a U.S. Commercial Mortgage Special Servicer, (iii) in the case of Moody’s, such special servicer is acting as special servicer for one or more loans included in a commercial mortgage loan securitization that was rated by Moody’s within the twelve (12) month period prior to the date of determination, and Moody’s has not downgraded or withdrawn the then-current rating on any class of commercial mortgage securities or placed any class of commercial mortgage securities on watch citing the continuation of such special servicer as special servicer of such commercial mortgage loans, (iv) in the case of KBRA, KBRA has not cited servicing concerns of such special servicer as the sole or material factor in any

21

Co-Lender Agreement
(Tysons Corner Center)

qualification, downgrade or withdrawal of the ratings (or placement on “watch status” in contemplation of a ratings downgrade or withdrawal) of securities in a transaction serviced by such special servicer prior to the time of determination, and (v) in the case of DBRS Morningstar, such special servicer has a rating by DBRS Morningstar higher than or equal to “MOR CS3” as special servicer. The requirement of any rating agency that is not a Rating Agency shall be disregarded.

“S&P” shall mean S&P Global Ratings, a Standard & Poor’s Financial Services LLC business, and its successors in interest.

“Securitization” shall mean the Lead Securitization and any Non-Lead Securitization, as the context may require.

“Securitization Trust” shall mean the Lead Securitization Trust or any trust formed in connection with the Securitization of any Non-Standalone Note, as the context may require.

“Servicer” shall mean (i) prior to the Lead Securitization Date, the Interim Servicer, and (ii) from and after the Lead Securitization Date, the Master Servicer or the Special Servicer, as the context may require.

“Servicing Agreement” shall mean (i) prior to the Lead Securitization Date, the Interim Servicing Agreement, and (ii) from and after the Lead Securitization Date, the Lead Securitization Servicing Agreement.

“Servicing Fee” shall have the meaning assigned to such term in Section  4.

“Servicing Fee Rate” shall mean the sum of: (i) 0.26125 basis points (0.0026125%) per annum (which consists solely of the primary servicing fee rate with respect to the Standalone Notes and the Non-Standalone Notes) and (ii)(A) with respect to the Standalone Notes, 0.26125 basis points (0.0026125%) per annum (which consists of the master servicing fee rate with respect to the Standalone Notes) and (B) with respect to the Non-Standalone Notes, a rate per annum payable to the applicable master servicer of the related Non-Lead Securitization.

“Special Servicer” shall have the meaning set forth in the recitals of this Agreement.

“Special Servicer Termination Event” shall have the meaning assigned to such term in the Servicing Agreement.

“Special Servicing Fee” shall have the meaning assigned to such term in Section 4.

“Special Servicing Fee Rate” shall mean an amount:

22

Co-Lender Agreement
(Tysons Corner Center)

(i) prior to the Lead Securitization Date, so long as the Mortgage Loan is a Specially Serviced Mortgage Loan, an amount equal to the product of (A) 25 basis points (0.25%) per annum and (B) the Mortgage Loan Principal Balance; and

(ii) from and after the Lead Securitization Date, the meaning assigned to such term or analogous term in the Lead Securitization Servicing Agreement.

“Specially Serviced Mortgage Loan” shall mean the Mortgage Loan if:

(i) prior to the Lead Securitization Date, any of the following occurs: (a) the Mortgage Loan Borrowers fail to make a monthly debt service payment for a period of 60 days after its Monthly Payment Date; (b) in the reasonable business judgment of the Servicer (with the consent of the applicable Controlling Holder), exercised in accordance with Accepted Servicing Practices, there is an imminent risk of an Event of Default consisting of a failure to make a monthly debt service payment which Event of Default is likely to remain unremedied for a period of 60 days or more; (c)  the Servicer has received notice or has actual knowledge that the Mortgage Loan Borrowers have become the subject of any bankruptcy, insolvency or similar proceeding, admitted in writing its inability to pay its debts as they come due or made an assignment for the benefit of creditors; (d)  the Servicer has received notice of a foreclosure or threatened foreclosure of any lien upon the Mortgaged Property; (e) except with respect to matters already addressed in clause  (a) of this definition, the Servicer has received notice or has actual knowledge that the Mortgage Loan Borrowers are in default beyond any applicable notice and/or grace periods in the performance or observance of any of its obligations under the related Mortgage Loan Documents the failure of which to cure, in the reasonable business judgment of the Servicer, exercised in accordance with Accepted Servicing Practices, materially and adversely affects the interests of the Holders; or (f) a failure on the part of the Mortgage Loan Borrowers to make the Balloon Payment as and when the same becomes due and payable.

The period during which the Mortgage Loan is specially serviced shall end and the Mortgage Loan shall be a “Corrected Mortgage Loan”: (1) with respect to the circumstances described in clause  (a) above, when the Mortgage Loan Borrowers have paid in full all payments due under the Mortgage Loan and have made three consecutive full and timely monthly debt service payments under the terms of the Mortgage Loan or, if the Mortgage Loan is “worked out”, when the Mortgage Loan Borrowers have made three consecutive full and timely monthly debt service payments under the terms of the Mortgage Loan as modified in connection with such workout; (2) with respect to the circumstances described in clauses  (b), (c) and (d) above, when such circumstances cease to exist in the good faith judgment of the Servicer, or in the case of clause (b) above the related Event of Default does not occur within sixty (60) days from the date of such determination; (3) with respect to the circumstances described in clause  (e) above, when the Mortgage Loan Borrowers have cured such default; or (4) with respect to the circumstances described in clause  (f) above, when the Mortgage Loan Borrowers have paid in full all payments due under the Mortgage Loan or, if the Mortgage Loan is

23

Co-Lender Agreement
(Tysons Corner Center)

“worked out,” when the Mortgage Loan Borrowers have made three consecutive full and timely monthly debt service payments under the terms of the Mortgage Loan as modified in connection with such workout; provided, in any case, that at that time no other circumstance identified in clauses  (a) through (f) above exists that would cause the Mortgage Loan to continue to be characterized as a Specially Serviced Mortgage Loan; and

(ii) from and after the Lead Securitization Date, the meaning given to such term or analogous term in the Lead Securitization Servicing Agreement.

“Standalone A Notes” shall mean the DBNY Standalone A Note, the BMO Standalone A Note, the JPMCB Standalone A Note and the GS Bank Standalone A Note.

“Standalone Notes” shall mean the DBNY Standalone Notes, the BMO Standalone Notes, the JPMCB Standalone Notes and the GS Bank Standalone Notes.

“Transfer” shall have the meaning assigned such term in Section  18.

“Trust Fund Expenses” shall mean with respect to the Mortgage Loan, any unanticipated expenses and certain other default related expenses incurred by any Securitization Trust (including, without limitation, all Property Advances (together with interest thereon at the Advance Rate), all Administrative Advances (together with interest thereon at the Advance Rate) and all P&I Advances (together with interest thereon at the rates specified in the Lead Securitization Servicing Agreement and the Non-Lead Securitization Servicing Agreement applicable to each Note) and all additional trust fund expenses, to the extent not reimbursed by the Mortgage Loan Borrowers or deemed to be a Nonrecoverable Property Advance) and all other amounts (such as indemnification payments) permitted to be retained, reimbursed or withdrawn by (or remitted to) the Master Servicer, the Special Servicer, the Trustee, the Certificate Administrator or any operating advisor, as applicable, from the Collection Account or the Distribution Account pursuant to the Lead Securitization Servicing Agreement or permitted to be reimbursed to any of the parties to a Non-Lead Securitization Servicing Agreement pursuant to the terms thereof. Any fees, costs or expenses relating to any other mortgage loan included in a Securitization Trust with the related Non-Standalone Note(s) shall not be considered Trust Fund Expenses.

“Trustee” shall have the meaning assigned to such term in the recitals of this Agreement.

“Updated Appraisal” shall mean an Appraisal of the Mortgaged Property or related REO Property, as the case may be, conducted subsequent to any Appraisal performed on or prior to the date of this Agreement by an Appraiser, selected by the applicable Servicer, in accordance with MAI standards, the costs of which shall be paid as a Property Advance by the Lead Securitization Note Holder or applicable Servicer.

“Workout Fee” shall mean (i) prior to the Lead Securitization Date, a fee equal to 50 basis points (0.50%) of each collection of interest and principal (including scheduled

24

Co-Lender Agreement
(Tysons Corner Center)

payments, prepayments, Balloon Payments and payments at maturity) received on a Corrected Mortgage Loan, and (ii) from and after the Lead Securitization Date, the meaning assigned to such term in the Lead Securitization Servicing Agreement.

The Workout Fee shall be payable out of each collection of interest and principal (including scheduled payments, prepayments, Balloon Payments and payments at maturity) received on the Mortgage Loan for so long as the Mortgage Loan does not subsequently become a Specially Serviced Mortgage Loan. The Workout Fee with respect to the Mortgage Loan shall cease to be payable if the Mortgage Loan subsequently becomes a Specially Serviced Mortgage Loan or if the Mortgaged Property become an REO Property; provided that, if the Mortgage Loan thereafter ceases to be a Specially Serviced Mortgage Loan, a new Workout Fee shall become payable to the applicable Servicer that had responsibility for servicing the Mortgage Loan at such time.

2.                                   Intentionally Omitted.

3.                                   Intentionally Omitted.

4.                                  Administration of the Mortgage Loan. (a) From and after the date hereof and prior to the Lead Securitization Date, the Interim Servicer shall administer and service the Mortgage Loan consistent with the terms of this Agreement, the Interim Servicing Agreement, the Mortgage Loan Documents, Accepted Servicing Practices and applicable law.

(b)                             From and after the Lead Securitization Date, the administration and servicing of the Mortgage Loan shall be governed by this Agreement and the Lead Securitization Servicing Agreement, provided that:

(i)                                 [Reserved] .

(ii)                             the provisions of the Lead Securitization Servicing Agreement may differ from this Agreement to the extent requested by the Rating Agencies, the subordinate bond buyers or any of the other parties thereto and necessary in order that each Initial Holder and its Affiliates obtain accounting “sale” treatment for its respective Note under FAS 140, provided that, in all cases, any such differences between this Agreement and the Lead Securitization Servicing Agreement shall not have a material adverse effect on any of the rights, remedies or protections granted to the Holders under this Agreement (without giving effect to any provision of this Agreement which states that a term shall have “the meaning assigned to such term in the Servicing Agreement,” or be “subject to the Servicing Agreement” or similar phrases),

(iii)                          from and after the Lead Securitization Date, such Lead Securitization Servicing Agreement shall not be modified in any manner materially adverse to a Holder without the prior written consent of such Holder, and

(iv)                          the Lead Securitization Servicing Agreement shall contain terms and conditions as are set forth in Section 40(c) of this Agreement and such additional

25

Co-Lender Agreement
(Tysons Corner Center)

provisions that are customary for securitization transactions involving assets similar to the Mortgage Loan and that are otherwise (i) required by the Code relating to the tax elections of any Securitization Trust, (ii) required by law or changes in any law, rule or regulation or (iii) generally required by the Rating Agencies in connection with the issuance of ratings in securitizations similar to the Lead Securitization.

(c)                               The Servicer shall distribute (or cause to be distributed) to the Holders all payments due to the Holders in accordance with Section  5 hereof.

(d)                             In consideration for servicing the Mortgage Loan (inclusive of each Note) a servicing fee shall accrue at a rate not to exceed the applicable Servicing Fee Rate on the Standalone A Notes and the Non-Standalone Notes, as applicable (the “Servicing Fee”). The Servicing Fee shall be paid on the same interest accrual basis and for the same period of time for which interest is paid on the Mortgage Loan, and shall be paid in accordance with the priorities set forth in Section 5.

(e)                            In consideration for special servicing the Mortgage Loan (inclusive of each Note) a special servicing fee shall accrue at a rate not to exceed the Special Servicing Fee Rate on the outstanding Note A Principal Balance (the “Special Servicing Fee”). The Special Servicing Fee shall be payable to the Special Servicer if the Mortgage Loan shall become a Specially Serviced Mortgage Loan, for so long as the Mortgage Loan remains a Specially Serviced Mortgage Loan. Subject to any liquidation set forth in the Lead Securitization Servicing Agreement, the Liquidation Fee shall be payable to the Special Servicer upon receipt of Liquidation Proceeds. A Workout Fee and a Liquidation Fee shall not be payable with respect to the same payment or with respect to the same period of time, or otherwise simultaneously or duplicatively. The Holders acknowledge that pursuant to the Servicing Agreement, the Servicers may be entitled to receive Additional Servicing Compensation. To the extent any such Additional Servicing Compensation is actually received by a Servicer in accordance with the Servicing Agreement, such Servicer shall be entitled to retain the same. In no event, however, shall any amounts relating to Additional Servicing Compensation that are not otherwise actually received by a Servicer (or its subservicer) be deducted from any distributions to any Holder pursuant to Section  5.

(f)                               Notwithstanding anything to the contrary contained herein, if each of the Standalone Notes ceases to be an asset of the Lead Securitization Trust, the servicing of the Mortgage Loan under this Agreement shall be performed by a successor Master Servicer appointed by the Lead Securitization Note Holder and a successor Special Servicer shall be appointed by the Controlling Holder, both of which replacement Servicers shall be Qualified Servicers and shall be reasonably acceptable to each of the Holders; provided, further, that until a replacement servicing agreement, if necessary, has been entered into, the Lead Securitization Note Holder shall cause the Mortgage Loan to be serviced pursuant to the provisions of the Lead Securitization Servicing Agreement, as if such agreement were still in full force and effect with respect to the Mortgage Loan, by the Servicer in the Lead Securitization or by any Person appointed by the Lead Securitization Note Holder that is a “qualified servicer” meeting the requirements of the Lead Securitization Servicing Agreement; provided, however, that such

26

Co-Lender Agreement
(Tysons Corner Center)

servicer shall have no obligation to make P&I Advances or Administrative Advances. Any such entity acting as a successor Master Servicer or successor Special Servicer of the Mortgage Loan pursuant to the proviso of the preceding sentence will be required to perform such servicing in accordance with Accepted Servicing Practices and the provisions of this Agreement.

(g)                             Notwithstanding anything to the contrary contained herein, in accordance with this Agreement and the Lead Securitization Servicing Agreement, the Lead Securitization Servicing Agreement shall provide that the Servicers are required to service and administer the Mortgage Loan in accordance with Accepted Servicing Practices.

(h)                             If any Note is included as an asset of a real estate mortgage investment conduit (a “REMIC”), within the meaning of Section  860D(a) of the Internal Revenue Code of 1986, as amended (the “Code”) (notice of which shall be given by the related Holder to the other Holders within three (3) Business Days of the “startup day”, within the meaning of Section  860(G)(a)(9) of the Code, of the related REMIC), then, any provision of this Agreement to the contrary notwithstanding: (i) the Mortgage Loan shall be administered such that each Note qualifies at all times as (or as interests in) a “qualified mortgage” within the meaning of Section  860G(a)(3) of the Code, (ii) any real property (and related personal property) acquired by or on behalf of the Holders pursuant to a foreclosure, exercise of a power of sale or delivery of a deed-in-lieu of foreclosure of the Mortgage or lien on such property following a default on the Mortgage Loan shall be administered so that the interests of the Holders therein shall at all times qualify as “foreclosure property” within the meaning of Section  860G(a)(8) of the Code and (iii)  the related Holder may not modify, waive or amend any provision of the Mortgage Loan, consent to or withhold consent from any action of the Mortgage Loan Borrowers, or exercise or refrain from exercising any powers or rights which the related Holder may have under the Mortgage Loan Documents, if any such action would constitute a “significant modification” of the Mortgage Loan, within the meaning of Section  1.860G-2(b) of the regulations of the United States Department of the Treasury, more than three (3) months after the earliest startup day of any REMIC which includes the related Note (or any portion of such Note). The Holders agree that the provisions of this Section 4(h) shall be effected by compliance by the related Holder or its assignee with this Agreement or the Servicing Agreement or any other agreement which governs the administration of the Mortgage Loan or such Holder’s interest therein. All costs and expenses of compliance with this Section 4(h), to the extent that such costs and expenses relate to administration of a REMIC or to any determination respecting the amount, payment or avoidance of any tax under the REMIC Provisions or the actual payment of any REMIC tax or expense, shall be borne by the Holders.

5.                                   Priority of Payments. Each Note shall be of equal priority, and no portion of any Note shall have priority or preference over any portion of any other Note or security therefor. All amounts tendered by the Mortgage Loan Borrowers or otherwise available for payment on the Mortgage Loan (including, without limitation, payments received in connection with any guaranty or indemnity agreement), whether received in the form of monthly debt service payments, Prepayments, Balloon Payments, Liquidation Proceeds, Penalty Charges, proceeds under title, hazard or other insurance policies or awards or settlements in respect of condemnation proceedings or similar exercise of the power of eminent domain (other than any

27

Co-Lender Agreement
(Tysons Corner Center)

amounts for required reserves or escrows required by the Mortgage Loan Documents and proceeds, awards or settlements to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgage Loan Borrowers in accordance with Accepted Servicing Practices or the Mortgage Loan Documents) shall be applied by the Lead Securitization Note Holder (or its designee) to the Notes on a Pro Rata and Pari Passu Basis.

If any Note (or portion thereof) has been defeased, the foregoing provisions of this Section 5 will apply only to the non-defeased Notes (or portions thereof). Any Note (or portion thereof) that has been defeased will be repaid solely from the proceeds of the related defeasance collateral.

To the extent that the Mortgage Loan Borrowers pay any Servicing Fees pursuant to the Mortgage Loan Agreement or any modification or amendment thereof, such fees shall be applied to the payment of the Servicing Fee or the Special Servicing Fee, Workout Fee and Liquidation Fee, as applicable and the amounts paid on account of interest to the Holders above for the applicable Remittance Date shall be adjusted accordingly. Notwithstanding the above, to the extent that the Mortgage Loan Borrowers actually pay any assumption fees, such assumption fees otherwise allocable to the Holders instead shall be payable as Additional Servicing Compensation as provided in the Lead Securitization Servicing Agreement.

6.                                   Intentionally Omitted.

7.                                   Workout. (a) Notwithstanding anything to the contrary contained herein, but subject to the terms and conditions of the Servicing Agreement and Section  20 and Section  21 of this Agreement, and the obligation to act in accordance with Accepted Servicing Practices, if any applicable Servicer in connection with a workout or proposed workout of the Mortgage Loan, modifies the terms thereof such that (i)  the Mortgage Loan Principal Balance is decreased, (ii) the Mortgage Interest Rate (or the Note Interest Rate for any Note) is reduced, (iii)  payments of interest or principal on the Mortgage Loan are waived, reduced or deferred (other than due solely to an extension of the Maturity Date (that is not a forbearance) pursuant to an executed extension agreement between Lenders and the Mortgage Loan Borrowers, so long as no other modification under this Section 7 has occurred), or (iv)  any other adjustment is made to any of the payment terms of the Mortgage Loan, such modifications shall not alter, and any modification of the Mortgage Loan Documents shall be structured to preserve, the equal priorities of each Note as described in Section  5. If the Mortgaged Property shall become an REO Property, the same shall be acquired, managed and operated in substantially the manner provided in the Servicing Agreement, and the priority of distributions among the Note A Holders shall continue to be made in accordance with the terms of Section  5 (whether or not the applicable Mortgage Loan Documents then remain in effect), with distributions on account of scheduled interest payments being deemed to be Assumed Scheduled Payments (as such term shall be defined in the Servicing Agreement) for such purpose.

(b)                             For purposes of determining the identity of the Controlling Holder (and not for any other purpose, including purposes of calculations set forth in Section 5 hereof), Appraisal Reduction Amounts and Collateral Deficiency Amounts shall be allocated to reduce the Note Principal Balances of the A Notes, pro rata. The Lead Securitization Note Holder (or

28

Co-Lender Agreement
(Tysons Corner Center)

the Special Servicer on its behalf) shall notify the Holders in writing of any Appraisal Reduction Amounts and Collateral Deficiency Amounts calculated with respect to the Mortgage Loan and any allocation thereof to notionally reduce the Note Principal Balances of any Note.

8.                                   Collection Accounts; Payment Procedure. (a) Pursuant to the terms of this Agreement or the Servicing Agreement, the Lead Securitization Note Holder shall cause the Servicer to establish and maintain the Collection Account. Each of the Holders hereby directs the Servicer, in accordance with the priorities set forth in Section  5 and subject to the terms of this Agreement or the Servicing Agreement, as applicable, (i) to deposit into the applicable Collection Account within two (2) Business Days after receipt of properly identified funds with respect to the Mortgage Loan and (ii) to remit from the applicable Collection Account (x) for deposit or credit on the Remittance Date all payments received with respect to and allocable to each A Note, by wire transfer to accounts maintained by each Holder and designated to the Servicer in writing; provided that delinquent payments received by the Servicer after the related Remittance Date shall be remitted by the Servicer to such accounts no later than the Business Day after the Determination Date; and (y) for such other purposes and at such times as specified in this Agreement and the Servicing Agreement.

(b)                                         If any Servicer holding or having distributed any amount received or collected in respect of any Note determines, or a court of competent jurisdiction orders, at any time that any amount received or collected in respect of any Note must, pursuant to any insolvency, bankruptcy, fraudulent conveyance, preference or similar law, be returned to the Mortgage Loan Borrowers or paid to any Holder, any Servicer or any other Person, then, notwithstanding any other provision of this Agreement, such Servicer shall not be required to distribute any portion thereof to the Holder of such Note, and such Holder, shall promptly on demand repay to such Servicer the portion thereof which shall have been theretofore distributed to the related Holder, together with interest thereon at such rate, if any, as such Servicer shall have been required to pay to the Mortgage Loan Borrowers, the Holders, any other Servicer or such other Person with respect thereto, or, if the amount in question had been advanced by the Servicer, then with interest thereon at the Advance Rate. Each Holder agrees that if at any time it shall receive from any sources whatsoever any payment on account of the Mortgage Loan in excess of its distributable share thereof, it will promptly remit such excess to the Servicer. The Servicer shall have the right to offset any amounts due hereunder from any Holder, with respect to the Mortgage Loan against any future payments due to such Holder, as applicable, under the Mortgage Loan, provided, that the obligations of each Holder under this Section  8 are separate and distinct obligations from one another, and in no event shall any Servicer be permitted or required under the Servicing Agreement to enforce the obligations of any Holder against the other Holders. The obligations of each Holder under this Section  8 constitute absolute, unconditional and continuing obligations and each Servicer shall be deemed a third party beneficiary of these provisions.

9.                                   Advances; Default Interest; Penalty Charges.

(a)                                           Prior to the Lead Securitization Date, if the Lead Securitization Note Holder elects, in its reasonable good faith discretion and in accordance with Accepted Servicing

29

Co-Lender Agreement
(Tysons Corner Center)

Practices, to make a Property Advance, the Lead Securitization Note Holder shall notify the other Holders promptly, which notice shall set forth the amount of the additional funds required, the date such funds are required and a summary of the need for such advance. The other Holders shall be required to advance on or before the date specified in the related notice their respective Percentage Interest of such Property Advance. If any Holder fails or refuses to advance the foregoing share of such Property Advance, the Lead Securitization Note Holder shall have the right to advance the portion of such Property Advance not advanced by such other Holders. Repayment of any and all such Property Advances made by any such Holders together with interest thereon at the Advance Rate, if applicable, shall be paid to such Holders on a Pro Rata and Pari Passu Basis.

(b)                                         From and after the Lead Securitization Date, the Servicer and/or the Trustee shall be obligated to make Property Advances with respect to the Mortgage Loan in accordance with the Lead Securitization Servicing Agreement and the right of such party to reimbursement for any such Property Advances and interest thereon will be prior to the rights of the Holders to receive any distributions or amounts recovered with respect to the Mortgage Loan or the Mortgaged Property to the extent provided in this Agreement.

(c)                                           If any party to the Lead Securitization Servicing Agreement or any Non-Lead Securitization Servicing Agreement makes a P&I Advance in respect of any Note, such P&I Advance and any interest accrued thereon shall be reimbursable to such advancing party solely as provided under the terms of this Agreement and the Lead Securitization Servicing Agreement or Non-Lead Securitization Servicing Agreement, as applicable.

(d)                                         The Lead Securitization Servicing Agreement shall provide that Penalty Charges and any interest accrued at the Mortgage Default Rate on the Mortgage Loan Principal Balance that is in excess of interest accrued on the Mortgage Loan Principal Balance at the Mortgage Interest Rate, in either case to the extent actually paid by the Mortgage Loan Borrowers, shall be applied by the Master Servicer (prior to allocation to the Holders under Section 5) for following purposes:

(1)                             first, (i) to pay the Master Servicer, the Trustee or the Special Servicer for each Holder’s pro rata share of any interest accrued on any Property Advances and reimbursement of any Property Advances in accordance with the terms of the Lead Securitization Servicing Agreement; (ii) to pay the Master Servicer or the Trustee or the master servicers or trustees under the related Non-Lead Securitization Servicing Agreement the amount, if any, of interest accrued on any P&I Advance made with respect to any Note by such party; and (iii) to pay the Master Servicer or the Trustee for each Standalone Note Holder’s pro rata share of interest accrued on any Administrative Advances and reimbursement of any Administrative Advances in accordance with the terms of the Lead Securitization Servicing Agreement, and

(2)                             second, be used to reduce, on a pro rata basis, each Holder’s share of Trust Fund Expenses (including Special Servicing Fees, unpaid Workout Fees and

30

Co-Lender Agreement
(Tysons Corner Center)

Liquidation Fees) incurred with respect to the Mortgage Loan (as specified in the Lead Securitization Servicing Agreement).

(e)                                           The Lead Securitization Servicing Agreement shall also provide that (i) any Penalty Charges and any interest accrued at the Mortgage Default Rate that has been allocated pursuant to Section 5 to the Notes included in such Lead Securitization be paid to the Master Servicer and/or the Special Servicer as Additional Servicing Compensation as provided in the Lead Securitization Servicing Agreement and (ii) any Penalty Charges and any interest accrued at the Mortgage Default Rate that has been allocated pursuant to Section 5 with respect to any Non-Lead Note, (A) prior to the Non-Lead Securitization of such Non-Lead Note, be paid to the related Holder of such Note and (B) following the Non-Lead Securitization of such Non-Lead Note, to the Master Servicer and/or the Special Servicer as Additional Servicing Compensation as provided in the Lead Securitization Servicing Agreement.

10.                           [Reserved].

11.                           [Reserved].

12.                           Certain Servicing Matters.

(a)                                           Books and Records. Prior to the Lead Securitization Date, in connection with any inspection of the Mortgaged Property or the books and other financial records of the Mortgage Loan Borrowers by the Lead Securitization Note Holder (or the Servicer on its behalf) pursuant to the terms of the Mortgage Loan Documents, the Lead Securitization Note Holder (or the Servicer on its behalf) shall, upon written request of the Directing Holder (if any) request that the Mortgage Loan Borrowers to reasonably cooperate to provide the Directing Holder (if any) access for its own inspection of such Mortgaged Property or the books and other financial records. In addition, in response to the written request of the Directing Holder (if any), the Lead Securitization Note Holder (or the Servicer on its behalf) shall request that the officers of the Mortgage Loan Borrowers and the accountants and other representatives of the Mortgage Loan Borrowers arrange a meeting (either telephonic or in person) to discuss the business, financial and other condition of the Mortgage Loan Borrowers, and all reasonable out-of-pocket costs incurred by the Lead Securitization Note Holder (or the Servicer on its behalf) shall be paid by the Controlling Holder. From and after the Lead Securitization Date, this Section 12(a) shall no longer apply.

(b)                                         Monthly Servicing Report. Prior to the Lead Securitization Date, each month, the Servicer shall prepare and shall promptly deliver copies to each of the Holders a report containing the following information:

(i)                                 For each of the Holders, (x) the amount of the distribution from the Collection Account allocable to principal (y) separately identifying the amount of scheduled principal payments, Balloon Payments, Prepayments made at the option of the Mortgage Loan Borrowers or other Prepayments (specifying the reason therefor) and Liquidation Proceeds included therein and information on distributions made with respect

31

Co-Lender Agreement
(Tysons Corner Center)

to each of the Notes and (z) the amounts deposited and on reserve in each of the escrow and reserve funds accounts held by Servicer;

(ii)                             For each of the Holders, the amount of the distribution from the Collection Account allocable to interest and the amount of Prepayment Charges and default interest paid under the Mortgage Loan Documents;

(iii)                         If the distribution to the Holders is less than the full amount that would be distributable to such Holders if there had been sufficient amounts available therefor, the amount of the shortfall and the allocation thereof between interest and principal and the amount of the shortfall, if any, under the Mortgage Loan;

(iv)                         The principal balance and the Realized Losses relating to each of the Notes, after giving effect to the distribution of principal on such Remittance Date;

(v)                             The amount of the servicing fees paid to the Servicer and the Special Servicer with respect to such Remittance Date, showing separately the Servicing Fee, the Special Servicing Fee, any Workout Fee and any Liquidation Fee, and the amount of any fees payable to the paying agent; and

(vi)                         Information regarding disputes affecting the Mortgage Loan Borrowers and the Mortgaged Property and such other information as any Holder may reasonably request, to the extent reasonably available to the Trustee, the Servicer or the related Special Servicer, such costs, to the extent not included in the regular fees and charges of the Servicer, shall be reimbursed by the requesting party.

From and after the Lead Securitization Date, the Servicer shall only deliver such reports to the Holders as provided in the Lead Securitization Servicing Agreement; provided, however, so long as the Mortgage Loan is being serviced pursuant to the Interim Servicing agreement, this Section shall not be applicable and the Servicer shall provide the reports as set forth in the Interim Servicing Agreement.

(c)                                           Financial Statements Etc. The Lead Securitization Note Holder (or the Servicer on its behalf) shall promptly provide the other Holders with copies of each financial statement and other statements and reports delivered to the Lead Securitization Note Holder (or the Servicer on its behalf) pursuant to the terms of the Mortgage Loan Documents. Subject to the terms of the applicable Mortgage Loan Documents, upon the reasonable request of such other Holder, the Lead Securitization Note Holder (or the Servicer on its behalf) shall also promptly deliver to such other Holder, copies of any other documents relating to the Mortgage Loan, including, without limitation, property inspection reports and loan servicing statements.

(d)                                         Copies. Any copies to be furnished by the Servicer under this Agreement may be furnished by hard copy or electronic means.

13.                           Representations and Warranties of Each Initial Holder. Each of the Initial Holders, as of the date hereof, hereby represents and warrants and covenants that:

32

Co-Lender Agreement
(Tysons Corner Center)

(i)                                 It is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is organized.

(ii)                             The execution and delivery of this Agreement by it, and the performance of, and compliance with, the terms of this Agreement by it, will not violate its organizational documents or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material agreement or other instrument to which it is a party or that is applicable to it or any of its assets, in each case which would materially and adversely affect its ability to carry out the transactions contemplated by this Agreement.

(iii)                         It has the full power and authority to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement and has duly executed and delivered this Agreement.

(iv)                         This Agreement is its legal, valid and binding obligation enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(v)                             Immediately prior to the execution and delivery of this Agreement, it was the sole legal owner and Holder of its related Note, free and clear of any lien, pledge, hypothecation, encumbrance or other adverse interest in the Mortgage Loan, and it has the right to enter into this Agreement without the consent of any third party.

(vi)                         It is not in violation of, and its execution and delivery of this Agreement and its performance of, and compliance with, the terms of this Agreement will not constitute a violation of, any law, any order or decree of any court or arbiter, or any order, regulation or demand of any federal, state or local government or regulatory authority, which violation, in its good faith and reasonable judgment, is likely to affect materially and adversely either its ability to perform its obligations under this Agreement or its financial condition.

(vii)                     No litigation is pending with regard to which it has received service of process or, to the best of its knowledge, has been threatened against it, the outcome of which, in its good faith and reasonable judgment is likely to materially and adversely affect the ability to perform its obligations under this Agreement.

(viii)                 It has not dealt with any broker, investment banker, agent or other person that may be entitled to any commission or compensation in connection with the transactions contemplated hereby.

(ix)                         No consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required, under federal or state law

33

Co-Lender Agreement
(Tysons Corner Center)

(including, with respect to any bulk sale laws), for its execution, delivery and performance of or compliance with this Agreement or its consummation of any transaction contemplated hereby, other than (i) such consents, approvals, authorizations, qualifications, registrations, filings or notices as have been obtained or made and (ii)  where the lack of such consent, approval, authorization, qualification, registration, filing or notice would not have a material adverse effect on its performance under this Agreement.

14.                           Intentionally Omitted.

15.                           [Reserved].

16.                           No Creation of a Partnership or Exclusive Purchase Right. Nothing contained in this Agreement, and no action taken pursuant hereto shall be deemed to constitute the arrangement between any one or more Holders, on the one hand, and any one or more other Holders, on the other hand, a partnership, association, joint venture or other entity. No Holder shall have any obligation whatsoever to offer to any other Holder the opportunity to purchase notes or participation interests relating to any future loans originated by such Holder or its Affiliates, and if such Holder chooses in its sole discretion to offer to one or more other Holders the opportunity to purchase notes or any participation interests in any future mortgage loans originated by such Holder or its Affiliates, such offer shall be at such purchase price and interest rate as such Holder chooses, in its sole and absolute discretion. No Holder shall have any obligation whatsoever to purchase from one or more other Holders any notes or participation interests in any future loans originated by the other Holder or its respective Affiliates.

17.                           Not a Security. None of the Notes shall be deemed to be a security within the meaning of the Securities Act of 1933 or the Securities Exchange Act of 1934.

18.                           Transfer of Notes. (a) Each Holder agrees that it will not sell, assign, transfer, pledge, syndicate, hypothecate, contribute, encumber or otherwise dispose of all or any portion of its respective Note (a “Transfer”) except to a Qualified Institutional Lender. Promptly after any Transfer (other than any Transfer between Initial Holders or any Transfer by an Initial Holder to a Securitization Trust), non-transferring Holders shall be provided with (x) a representation from the related transferee or the applicable Holder certifying that such transferee is a Qualified Institutional Lender (except in the case of a Transfer in accordance with the immediately following sentence) and (y) a copy of an assignment and assumption agreement whereby such transferee assumes all of the obligations of the applicable Holder hereunder with respect to such Note thereafter accruing and agrees to be bound by the terms of this Agreement. If a Holder intends to Transfer its respective Note, or any portion thereof, to an entity that is not a Qualified Institutional Lender, it must first (a) obtain the consent of each non-transferring Holder and (b) if any such non-transferring Holder’s Note is held in a Securitization Trust, obtain a Rating Agency Confirmation from the applicable engaged Rating Agencies for such Securitization Trust. Notwithstanding the foregoing, without each non-transferring Holder’s prior consent (which will not be unreasonably withheld), and, if any non-transferring Holder’s Note is held in a Securitization Trust, until a Rating Agency Confirmation has been obtained

34

Co-Lender Agreement
(Tysons Corner Center)

from each engaged Rating Agency for such Securitization Trust, no Holder shall Transfer all or any portion of its Note (or a participation interest in such Note) to the Mortgage Loan Borrowers or a Mortgage Loan Borrower Related Party and any such Transfer shall be absolutely null and void and shall vest no rights in the purported transferee. The transferring Holder agrees that it shall pay the expenses of any non-transferring Holder (including all expenses of the Master Servicer, the Special Servicer and the Trustee) and all expenses relating to any Rating Agency Confirmation in connection with any such Transfer. Notwithstanding the foregoing, each Holder shall have the right, without the need to obtain the consent of any other Holder or of any other Person or having to provide any Rating Agency Confirmation, to Transfer 49% or less (in the aggregate) of its beneficial interest in a Note to an entity that is not the Mortgage Loan Borrowers or a Mortgage Loan Borrower Related Party. None of the provisions of this Section 18(a) shall apply in the case of (1) a sale of the Lead Securitization Notes together with all of the Non-Lead Securitization Notes, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement, (2) a transfer by the Special Servicer, in accordance with the terms and conditions of the Lead Securitization Servicing Agreement, of the Mortgage Loan or the Mortgaged Property, upon the Mortgage Loan becoming a Defaulted Loan, to a single member limited liability or limited partnership, 100% of the equity interest in which is owned directly or indirectly, through one or more single member limited liability companies or limited partnerships, by the Lead Securitization Trust, or (3) the Transfer of any securities issued by a Securitization Trust.

(b)                             In the case of any Transfer of a participation interest in any of the Notes, (i) the respective Holders’ obligations under this Agreement shall remain unchanged, (ii) such Holders shall remain solely responsible for the performance of such obligations, and (iii) the Lead Securitization Note Holder and any Persons acting on its behalf shall continue to deal solely and directly with such Holder in connection with such Holder’s rights and obligations under this Agreement and the Lead Securitization Servicing Agreement, and all amounts payable hereunder shall be determined as if such Holder had not sold such participation interest.

(c)                               Notwithstanding any other provision hereof, any Holder may pledge (a “Pledge”) its Note to any entity (other than the Mortgage Loan Borrowers or any Affiliate thereof) which has extended a credit facility to such Holder and that is either a Qualified Institutional Lender or a financial institution whose long-term unsecured debt is rated at least “A” (or the equivalent) or better by each applicable Rating Agency (or, if not rated by an applicable Rating Agency, an equivalent (or higher) rating from any two of Fitch, Moody’s and S&P) (a “Note Pledgee”), on terms and conditions set forth in this Section 18(c), it being further agreed that a financing provided by a Note Pledgee to a Holder or any person which Controls such Note that is secured by its Note and is structured as a repurchase arrangement, shall qualify as a “Pledge” hereunder, provided that a Note Pledgee which is not a Qualified Institutional Lender may not take title to the pledged Note without a Rating Agency Confirmation. Upon written notice by the applicable Holder to each other Holder and any Servicer that a Pledge has been effected (including the name and address of the applicable Note Pledgee), each other Holder agrees to acknowledge receipt of such notice and thereafter agrees: (i) to give Note Pledgee written notice of any default by the pledging Holder in respect of its obligations under this Agreement of which default such Holder has actual knowledge; (ii) to allow such Note

35

Co-Lender Agreement
(Tysons Corner Center)

Pledgee a period of ten (10) days to cure a default by the pledging Holder in respect of its obligations to each other Holder hereunder, but such Note Pledgee shall not be obligated to cure any such default; (iii) that no amendment, modification, waiver or termination of this Agreement shall be effective against such Note Pledgee without the written consent of such Note Pledgee, which consent shall not be unreasonably withheld, conditioned or delayed; (iv) that such other Holder shall give to such Note Pledgee copies of any notice of default under this Agreement simultaneously with the giving of same to the pledging Holder; (v) that such other Holder shall deliver to Note Pledgee such estoppel certificate(s) as Note Pledgee shall reasonably request, provided that any such certificate(s) shall be in a form reasonably satisfactory to such other Holder; and (vi) that, upon written notice (a “Redirection Notice”) to each other Holder and any Servicer by such Note Pledgee that the pledging Holder is in default, beyond any applicable cure periods, under the pledging Holder’s obligations to such Note Pledgee pursuant to the applicable credit agreement between the pledging Holder and such Note Pledgee (which notice need not be joined in or confirmed by the pledging Holder), and until such Redirection Notice is withdrawn or rescinded by such Note Pledgee, Note Pledgee shall be entitled to receive any payments that any Holder or Servicer would otherwise be obligated to pay to the pledging Holder from time to time pursuant to this Agreement or the Lead Securitization Servicing Agreement. Any pledging Holder hereby unconditionally and absolutely releases each other Holder and any Servicer from any liability to the pledging Holder on account of such other Holder’s or Servicer’s compliance with any Redirection Notice believed by any Servicer or such other Holder to have been delivered by a Note Pledgee. Note Pledgee shall be permitted to exercise fully its rights and remedies against the pledging Holder to such Note Pledgee (and accept an assignment in lieu of foreclosure as to such collateral), in accordance with applicable law and this Agreement. In such event, the Holders and any Servicer shall recognize such Note Pledgee (and any transferee other than the Mortgage Loan Borrowers or any Affiliate thereof which is also a Qualified Institutional Lender at any foreclosure or similar sale held by such Note Pledgee or any transfer in lieu of foreclosure), and its successor and assigns, as the successor to the pledging Holder’s rights, remedies and obligations under this Agreement, and any such Note Pledgee or Qualified Institutional Lender shall assume in writing the obligations of the pledging Holder hereunder accruing from and after such Transfer (i.e., realization upon the collateral by such Note Pledgee) and agrees to be bound by the terms and provisions of this Agreement. The rights of a Note Pledgee under this Section 18(c) shall remain effective as to any Holder (and any Servicer) unless and until such Note Pledgee shall have notified any such Holder (and any Servicer, as applicable) in writing that its interest in the pledged Note has terminated.

(d)                             Notwithstanding any provisions herein to the contrary, if a conduit (“Conduit”) which is not a Qualified Institutional Lender provides financing to a Holder then such Holder shall have the right to grant a security interest in its Note to such Conduit notwithstanding that such Conduit is not a Qualified Institutional Lender, if the following conditions are satisfied:

(i)                                 The loan (the “Conduit Inventory Loan”) made by the Conduit to such Holder to finance the acquisition and holding of its Note requires a third party (the “Conduit Credit Enhancer”) to provide credit enhancement;

36

Co-Lender Agreement
(Tysons Corner Center)

(ii)                             The Conduit Credit Enhancer is a Qualified Institutional Lender;

(iii)                         Such Holder pledges its interest in its Note to the Conduit as collateral for the Conduit Inventory Loan;

(iv)                         The Conduit Credit Enhancer and the Conduit agree that, if such Holder defaults under the Conduit Inventory Loan, or if the Conduit is unable to refinance its outstanding commercial paper even if there is no default by such Holder, the Conduit Credit Enhancer will purchase the Conduit Inventory Loan from the Conduit, and the Conduit will assign the Pledge of such Holder’s Note to the Conduit Credit Enhancer; and

(v)                             Unless the Conduit is in fact then a Qualified Institutional Lender, the Conduit will not without obtaining a Rating Agency Confirmation from each Rating Agency have any greater right to acquire the interests in the Note pledged by such Holder, by foreclosure or otherwise, than would any other purchaser that is not a Qualified Institutional Lender at a foreclosure sale conducted by a Note Pledgee.

19.                           Other Business Activities of the Holders. Each of the Holders acknowledges that the other Holders may make loans or otherwise extend credit to, and generally engage in any kind of business with, any Affiliate of the Mortgage Loan Borrowers (“Mortgage Loan Borrower Related Parties”), and receive payments on such other loans or extensions of credit to the Mortgage Loan Borrower Related Parties and otherwise act with respect thereto freely and without accountability in the same manner as if this Agreement and the transactions contemplated hereby were not in effect.

20.                           Exercise of Remedies by the Servicer.

(a)                               Each of the Holders acknowledges that, subject to the terms of this Agreement (including without limitation, the Controlling Holder’s rights under Section 21 hereof) and the Servicing Agreement, (i) the Lead Securitization Note Holder (or any Servicer or Trustee (if any) on its behalf) may exercise or refrain from exercising any rights that such Lead Securitization Note Holder (or such Servicer or Trustee (if any)) may have hereunder or under the Servicing Agreement in a manner that may be adverse to the interests of the other Holders, so long as such actions are in accordance with Accepted Servicing Practices and the other terms of this Agreement, (ii) the Lead Securitization Note Holder shall have no liability whatsoever to the other Holders as a result of such Lead Securitization Note Holder’s (or any Servicer’s or Trustee’s) exercise of such rights or any omission by such Lead Securitization Note Holder (or any Servicer or Trustee) to exercise such rights, except as expressly provided herein or for acts or omissions that are taken or omitted to be taken by such Lead Securitization Note Holder that constitute the gross negligence or willful misconduct of such Lead Securitization Note Holder or a breach of this Agreement, and (iii) the Servicer and the Special Servicer shall (and shall be required under the Servicing Agreement to) service and administer the Mortgage Loan on behalf of each Note A Holder (as a collective whole) in accordance with Accepted Servicing Practices, taking into account the interests of each Note A Holder. Each Note A Holder agrees that the Servicer, to the extent consistent with the terms of this Agreement (including, without limitation,

37

Co-Lender Agreement
(Tysons Corner Center)

Section  21) and from and after the Lead Securitization Date subject to and in accordance with the Servicing Agreement, shall have the sole and exclusive authority (in each case, subject to the Accepted Servicing Practices and the terms and conditions set forth in this Agreement, and the rights of any Controlling Holder) with respect to the administration of, and exercise of rights and remedies with respect to, the Mortgage Loan, including, without limitation, the sole and exclusive authority (i) to modify or waive any of the terms of the Mortgage Loan Documents, (ii) to consent to any action or failure to act by the Mortgage Loan Borrowers or any party to the Mortgage Loan Documents, (iii) to vote all claims with respect to the Mortgage Loan in any bankruptcy, insolvency or other similar proceedings and (iv) to take legal action to enforce or protect the Holders’ interests with respect to the Mortgage Loan or to refrain from exercising any powers or rights under the Mortgage Loan Documents, including the right at any time to call or waive any Events of Default, or accelerate or refrain from accelerating the Mortgage Loan or institute any foreclosure action and in all cases acting in accordance with Accepted Servicing Practices and the terms of this Agreement and the Servicing Agreement, and except as otherwise expressly provided in this Agreement and the Servicing Agreement, the other Holders shall have no voting, consent or other rights whatsoever with respect to the Lead Securitization Note Holder’s or Servicer’s administration of, or exercise of its rights and remedies with respect to, the Mortgage Loan. Each Holder agrees that it shall have no right to, and hereby presently and irrevocably assigns and conveys to the Lead Securitization Note Holder and the Servicer and the Special Servicer the rights, if any, that such Holder has (i) to declare or cause the Lead Securitization Note Holder or the Servicer to declare an Event of Default under the Mortgage Loan (ii) to exercise any remedies with respect to the Mortgage Loan, including, without limitation, filing or causing the Lead Securitization Note Holder or the Servicer to file any bankruptcy petition against the Mortgage Loan Borrowers or (iii)  to vote any claims with respect to the Mortgage Loan (including claims arising from any one or more Notes) in any bankruptcy, insolvency or similar type of proceeding of the Mortgage Loan Borrowers. Each Holder shall, from time to time, execute such documents as the Lead Securitization Note Holder, the Servicer or the Special Servicer shall reasonably request to evidence such assignment with respect to the rights described in clause  (iii) of the preceding sentence. Except when acting in the capacity of trustee or paying agent, the Lead Securitization Note Holder (or the Servicer or the Special Servicer acting on behalf of such Lead Securitization Note Holder) shall not have any fiduciary duty to the other Holders in connection with the administration of the Mortgage Loan but shall in all events be obligated to act in accordance with Accepted Servicing Practices. Each Holder expressly and irrevocably waives for itself and any Person claiming through or under such Holder any and all rights that it may have under Section  1315 of the New York Real Property Actions and Proceedings Law or the provisions of any similar law that purports to give a junior noteholder, mortgagee or loan participant the right to initiate any loan enforcement or foreclosure proceedings.

(b)                             Notwithstanding anything to the contrary contained herein, the exercise by the Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) of its rights under this Section  20 shall be subject in all respects to any sections  of the Servicing Agreement governing REMIC administration, and in no event shall the Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) be permitted to take any action or refrain from taking any action which would violate the laws of any applicable

38

Co-Lender Agreement
(Tysons Corner Center)

jurisdiction, breach the Mortgage Loan Documents, violate Accepted Servicing Practices or violate any other provisions of the Servicing Agreement. The Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) shall exercise such rights and powers described in this Section  20 on the understanding that the Lead Securitization Note Holder (or any Servicer or the Trustee (if any) acting on its behalf) shall administer the Mortgage Loan in a manner consistent with the Servicing Agreement and this Agreement, provided that neither the Lead Securitization Note Holder nor any Servicer or the Trustee (if any) acting on its behalf shall be liable to the other Holders with respect to anything the Lead Securitization Note Holder or such Servicer or the Trustee (if any) may do or omit to do in relation to the Mortgage Loan, other than as expressly set forth in this Agreement. Without limiting the generality of the foregoing, the Lead Securitization Note Holder and any Servicer or the Trustee (if any) acting on its behalf may rely on the advice of legal counsel, accountants and other experts (including those retained by the Mortgage Loan Borrowers) and upon any written communication or telephone conversation which the Lead Securitization Note Holder or such Servicer or the Trustee (if any) believes to be genuine and correct or to have been signed, sent or made by the proper Person.

(c)                               If title to the Mortgaged Property is acquired for the benefit of the Holders in foreclosure, by deed-in-lieu of foreclosure or upon abandonment or reclamation from bankruptcy, the deed or certificate of sale shall be taken in the name of the Lead Securitization Note Holder or its nominee (which shall not include any Servicer) on behalf of the Holders. The Servicer, on behalf of the Holders, shall dispose of any REO Property utilizing reasonable best efforts, consistent with Accepted Servicing Practices, to maximize the proceeds of such disposal to the Holders (as a collective whole) if and when such Servicer determines, consistent with Accepted Servicing Practices, that such disposal would be in the best economic interest of the Holders (as a collective whole). The Servicer shall (and shall be required under the Servicing Agreement to) manage, conserve, protect and operate each REO Property for the Holders solely for the purpose of its prompt disposition and sale in accordance with Accepted Servicing Practices.

(d)                             The Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement (including the rights of the Controlling Holder), to do any and all things in connection with any REO Property as are consistent with Accepted Servicing Practices and the terms of this Agreement, all on such terms and for such period as such Servicer deems to be in the best interests of Holders (as a collective whole) and, in connection therewith, such Servicer shall only agree to the payment of management fees that are consistent with general market standards or to terms that are more favorable to the Holders. The Servicer shall (and shall be required under the Servicing Agreement to) segregate and hold all revenues received by it with respect to any REO Property separate and apart from its own funds and general assets and shall establish and maintain with respect to any REO Property a segregated custodial account (each, an “REO Account”). The Servicer shall (and shall be required under the Servicing Agreement to) deposit or cause to be deposited in the REO Account within two Business Days after receipt all revenues received by it with respect to any REO Property (other than Liquidation Proceeds, which shall be remitted to the Collection Account), and shall withdraw therefrom funds necessary for the proper operation, management and

39

Co-Lender Agreement
(Tysons Corner Center)

maintenance of such REO Property and for other Costs with respect to such REO Property, including:

(i)                                 all insurance premiums due and payable in respect of any REO Property;

(ii)                             all real estate taxes and assessments in respect of any REO Property that may result in the imposition of a lien thereon;

(iii)                         all ground rents in respect of any REO Property;

(iv)                         all costs and expenses reasonable and necessary to protect, maintain, manage, operate, repair and restore any REO Property; and

(v)                             to the extent that such REO Proceeds are insufficient for the purposes set forth in clauses  (i) through (iv) above and the Servicer has provided written notice of such shortfall to the Holders of the necessity to take actions pursuant to this subsection  (d), any expenditure associated with such actions taken by the Servicer shall be payable by the Holders at their option pursuant to Section  9.

(e)                               The Servicer shall contract with an independent contractor, the fees and expenses of which shall be an expense of the Holders and payable out of REO Proceeds, for the operation and management of any REO Property, within forty-five (45) days after the Holders’ acquisition thereof (unless the Holders approve otherwise), provided that:

(i)                                 the terms and conditions of any such contract shall be reasonable and consistent with the terms of this Agreement and customary for the area and type of property and shall not be inconsistent herewith;

(ii)                             any such contract shall require, or shall be administered to require, that the independent contractor pay all costs and expenses incurred in connection with the operation and management of such REO Property, including those listed above, and remit all related revenues (net of such costs and expenses) to the Servicer as soon as practicable, but in no event later than thirty (30) days following the receipt thereof by such independent contractor;

(iii)                         none of the provisions of this subsection  (e) relating to any such contract or to actions taken through any such independent contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Holders or the Lead Securitization Note Holder on behalf of the Holders with respect to the operation and management of any such REO Property; and

(iv)                         the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such REO Property.

40

Co-Lender Agreement
(Tysons Corner Center)

(f)                               The Servicer shall be entitled to enter into any agreement with any independent contractor performing services for it related to its duties and obligations hereunder for indemnification of such Servicer by such independent contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. When and as necessary, the Servicer shall send to the Holders a statement prepared by the Servicer setting forth the amount of net income or net loss, as determined for federal income tax purposes, resulting from the operation and management of a trade or business on, the furnishing or rendering of a non-customary service to the tenants of, or the receipt of any other amount not constituting rents in respect of, any REO Property.

(g)                             With respect to the Specially Serviced Mortgage Loan or REO Property, which the Servicer has determined to sell in accordance with Accepted Servicing Practices, the Servicer shall deliver to the Holders an officers’ certificate to the effect that, the Servicer has determined to sell the Specially Serviced Mortgage Loan or REO Property in accordance with this subsection  (g). The Servicer may then offer to sell to any Person the Specially Serviced Mortgage Loan which is in default or the REO Property (and shall on a monthly basis advise the Holders in writing of the status of the Specially Serviced Mortgage Loan or REO Property) or, subject to the following sentence, purchase the Specially Serviced Mortgage Loan or REO Property (in each case at the Defaulted Mortgage Loan Purchase Price), but shall, in any event, so offer to sell the REO Property no later than the time determined by the Servicer to be sufficient to result in the sale of the REO Property within the period specified in the REMIC Provisions. The Servicer shall deliver such officers’ certificate and give the Holders not less than ten (10) Business Days’ prior written notice of its intention to sell the Specially Serviced Mortgage Loan or REO Property, in which case the Servicer shall accept the highest offer received from any Person for the Specially Serviced Mortgage Loan or the REO Property in an amount at least equal to the Defaulted Mortgage Loan Purchase Price or, at its option, if it has received no offer at least equal to the Defaulted Mortgage Loan Purchase Price therefor, purchase the Specially Serviced Mortgage Loan or REO Property at the Defaulted Mortgage Loan Purchase Price.

(h)                             In the absence of any such offer at the Defaulted Mortgage Loan Purchase Price, or purchase by the Servicer at the Defaulted Mortgage Loan Purchase Price, such Servicer shall accept the highest offer received from any Person that is determined by such Servicer to be a fair price for the Specially Serviced Mortgage Loan or REO Property; provided, that the Lead Securitization Note Holder (or the Servicer, if the Servicer or any Affiliate of the Servicer is not an offeror) shall be entitled to engage, at the expense of the Holders, an Appraiser to determine whether the highest offer is a fair price. Notwithstanding anything to the contrary herein, neither the Mortgage Loan Borrowers nor any Mortgage Loan Borrower Related Party may make an offer or purchase the Specially Serviced Mortgage Loan or the REO Property pursuant hereto.

(i)                                 The Servicer shall not be obligated by either of the foregoing paragraphs or otherwise to accept the highest offer if the Servicer determines, in accordance with Accepted Servicing Practices, that rejection of such offer would be in the best interests of the Holders as a collective whole. In addition, the Servicer may accept a lower offer if it determines, in accordance with Accepted Servicing Practices, that acceptance of such offer would be in the best

41

Co-Lender Agreement
(Tysons Corner Center)

interests of the Holders as a collective whole (for example, if the prospective buyer making the lower offer is more likely to perform its obligations, or the terms offered by the prospective buyer making the lower offer are more favorable), provided that the offeror is not the Servicer or an Affiliate of the Servicer. The Servicer shall in no event sell the Specially Serviced Mortgage Loan or the REO Property other than for cash.

(j)                                 Subject to the other provisions of this Section  20, the Servicer shall act on behalf of the Holders in negotiating and taking other action necessary or appropriate in connection with the sale of the Specially Serviced Mortgage Loan or REO Property, including the collection of all amounts payable in connection therewith. Any sale of the Specially Serviced Mortgage Loan or REO Property shall be without recourse to, or representation or warranty by, any Servicer or any Holder, and, if such sale is consummated in accordance with the duties of the Servicer pursuant to the terms of this Agreement, no such Person who so performed shall have any liability to any Holders with respect to the purchase price therefor accepted by the Servicer.

(k)                             The proceeds of any sale of the Specially Serviced Mortgage Loan or REO Property after deduction of the direct out-of-pocket expenses of such sale incurred in connection therewith shall be promptly, and in any event within one (1) Business Day (or, if received after 3:00 p.m. Eastern time, two (2) Business Days) following receipt of properly identified funds, deposited in the Collection Account. Within thirty (30) days after the sale of the REO Property, the Servicer shall provide to the Holders a statement of accounting for the REO Property, including without limitation, (i) the date of disposition of the REO Property, (ii) the gross sales price, the selling and other expenses and the net sales price, (iii) accrued interest on the Note A Principal Balance at the applicable Note Interest Rate for each A Note, calculated from the date of acquisition to the disposition date, and (iv) such other information as the Holders may reasonably request. The Servicer shall file information returns regarding the abandonment or foreclosure of Mortgaged Property with the Internal Revenue Service at the time and in the manner required by the Code.

(l)                                 The provisions of subsections  (c) through (k) of this Section  20 shall be of no further force and effect from and after the Lead Securitization Date, and the analogous provisions of the Lead Securitization Servicing Agreement shall control.

21.                           Certain Powers of the Controlling Holder.

This Section 21 shall apply during the term of this Agreement; provided that from and after the Lead Securitization Date, and (y) Section 21(c) and (d) shall be of no further force and effect and the analogous provisions of the Lead Securitization Servicing Agreement shall control.

The following provisions shall apply during the term of this Agreement:

(a)                               The Controlling Holder shall be entitled to appoint (or act as) a “directing lender” (the “Directing Holder”) with respect to the Mortgage Loan and to exercise the rights and powers granted to the Directing Holder and the Controlling Holder hereunder and under the Servicing Agreement (such designation to be made by written notice to the Lead Securitization

42

Co-Lender Agreement
(Tysons Corner Center)

Note Holder (or the Servicer on its behalf)); provided, that in no event may the Mortgage Loan Borrowers or any Mortgage Loan Borrower Related Party serve as the Directing Holder. Subject to the Lead Securitization Servicing Agreement, such designation shall remain in effect until it is revoked by the Controlling Holder by a writing delivered to each of the other parties hereto.

(b)                             Notwithstanding anything to the contrary contained herein (but subject to Section  21(d)), the Lead Securitization Note Holder (or the Servicer on its behalf) shall, prior to taking any Major Decision, be required to notify in writing the Directing Holder of any proposal to take any of such actions (and to provide the Directing Holder with such information requested by such Directing Holder as may be necessary in the reasonable judgment of such Directing Holder in order to make a judgment) and to receive the written approval of the Directing Holder (which approval may be withheld in its sole discretion);

(c)                               If the Directing Holder fails to notify the Lead Securitization Note Holder (or the Servicer on its behalf) of its approval or disapproval of any such Major Decision within five (5) Business Days after delivery to the Directing Holder by the Lead Securitization Note Holder (or the Servicer on its behalf) of written notice (“Action Notice”) of such a Major Decision (which notice shall contain a legend, in capitalized, bold-faced type containing the following statement as the top of the first page: “THIS IS A REQUEST FOR MAJOR DECISION APPROVAL. IF THE DIRECTING HOLDER FAILS TO APPROVE OR DISAPPROVE THE ENCLOSED MAJOR ACTION WITHIN FIVE (5) BUSINESS DAYS, SUCH MAJOR DECISION WILL BE DEEMED APPROVED BY THE DIRECTING HOLDER”) together with any information requested by the Directing Holder pursuant to Section 21(b) or this Section 21(c), then if the Directing Holder fails to approve or reject the Major Decision within such five (5) Business Day period, the Directing Holder’s approval will be deemed to have been given for such Major Decision. Notwithstanding the foregoing, any amounts funded by any Holder under the Mortgage Loan Documents as a result of (1) the making of any protective Advances or (2) interest accruals or accretions and any compounding thereof (including default interest) with respect to the Notes shall not at any time be deemed to require prior notice to the Directing Holder (except as otherwise expressly required by this Agreement) or otherwise contravene this subsection. To the extent the Mortgage Loan Borrowers request or the Servicer or Special Servicer structures, as part of a workout or otherwise, an extension of the Mortgage Loan for two or more years beyond the Maturity Date, the Servicer or Special Servicer, as applicable, shall obtain the prior written consent of the Lead Securitization Note Holder (in the same manner as the Directing Holder) in addition to the consent of the Directing Holder. The provisions of this Section 21(c) shall be of no further force and effect from and after the Lead Securitization Date, and the analogous provisions of the Servicing Agreement shall control.

(d)                             With respect to any proposed action requiring consultation with or approval of the Directing Holder pursuant to Section  21(b), the Lead Securitization Note Holder (or the Servicer on its behalf) shall prepare a summary of such proposed action and an analysis of whether or not such action is reasonably likely to produce a greater recovery on a present value basis than not taking such action, setting forth the basis on which the Lead Securitization Note Holder (or the Servicer on its behalf) made such determination, and shall promptly provide

43

Co-Lender Agreement
(Tysons Corner Center)

to each Holder copies of such summary and any other material documents and items reasonably necessary to make such determination by hard copy or electronic means on a timely basis. If any such proposed action is disapproved by the Directing Holder, the Servicer shall propose an alternate action (based on any counter-proposals received from the Directing Holder, to the extent such counter-proposal is consistent with Section  21(d) or, if no such counter-proposal is received by the Servicer when the disapproval of the Directing Holder is delivered to the Servicer, then based on any alternate course of action that the Lead Securitization Note Holder (or the Servicer on its behalf) may deem appropriate) until the approval of the Directing Holder is obtained; provided that if the Servicer and Directing Holder do not agree on a proposed course of action within sixty (60) days after the date on which the Servicer first proposed a course of action and the counter-proposals received from the Directing Holder would, in the judgment of the Special Servicer, be permitted to be ignored by the Special Servicer in accordance with clause (d) below, then after giving due consideration (subject to Section  21(d) hereof) to the alternatives and counterproposals, if any, provided by the Directing Holder the Lead Securitization Note Holder (or the Servicer on its behalf) shall take such action as it deems appropriate in accordance with Accepted Servicing Practices. Notwithstanding the foregoing, if in accordance with Accepted Servicing Practices, (i) the Lead Securitization Note Holder (or the Servicer on its behalf) determines that emergency action is necessary to protect the Mortgaged Property or the interests of the Holders (as a collective whole) at a time earlier than the time that such Servicer would otherwise be entitled to take such action pursuant to this Section 21(d) or otherwise under this Agreement and (ii) such action requires consultation with and/or consent of the Directing Holder, then it shall contact the Directing Holder (by telephone, email or fax) promptly and shall discuss (unless the Directing Holder and the Lead Securitization Note Holder, as applicable, shall fail to respond in a reasonable time frame under the circumstances) the proposed action with such Directing Holder and the Lead Securitization Note Holder, as applicable, and, if the consent of the Directing Holder would ordinarily be required, attempt to reach agreement within the revised time frame prior to taking the proposed action, but shall be entitled to take the necessary emergency action within the necessary time frame regardless of whether it has been able to contact or obtained the agreement of the Directing Holder and the Lead Securitization Note Holder. If such emergency action is taken, the Lead Securitization Note Holder (or the Servicer on its behalf) will promptly notify the Directing Holder of the action so taken, the Servicer’s reasons for determining that immediate action was necessary and how the action differs from the proposed actions, if any, that had theretofore been approved by the Directing Holder. The provisions of this Section 21(d) shall be of no further force and effect from and after the Lead Securitization Date, and the analogous provisions of the Servicing Agreement shall control.

(e)                               The Lead Securitization Note Holder (or the Servicer on its behalf) shall be required to provide copies to each Non-Controlling Holder of any notice, information and report that is required to be provided to the Directing Holder pursuant to the Servicing Agreement with respect to any Major Decisions within the same time frame such notice, information and report is required to be provided to the Directing Holder, and the Special Servicer shall be required to consult with each Non-Controlling Holder on a strictly non-binding basis, to the extent having received such notices, information and reports, any Non-Controlling Holder requests consultation with respect to any such Major Decisions, and consider alternative

44

Co-Lender Agreement
(Tysons Corner Center)

actions recommended by such Non-Controlling Holder; provided that after the expiration of a period of five (5) Business Days from the delivery to any Non-Controlling Holder by the Lead Securitization Note Holder (or the Servicer on its behalf) of written notice of a proposed action, together with copies of the notice, information and reports, the Lead Securitization Note Holder (or the Servicer on its behalf) shall no longer be obligated to consult with such Non-Controlling Holder, whether or not such Non-Controlling Holder has responded within such five (5) Business Day period (unless, the Servicer proposes a new course of action that is materially different from the action previously proposed, in which case such five (5) Business Day period shall be deemed to begin anew from the date of such proposal and delivery of all information relating thereto). Notwithstanding the consultation rights of each Non-Controlling Holder set forth in the immediately preceding sentence, the Lead Securitization Note Holder (or the Servicer on its behalf) may take any Major Decision before the expiration of the aforementioned five (5) Business Day period if the Lead Securitization Note Holder (or the Servicer on its behalf) determines that immediate action with respect thereto is necessary to protect the Mortgaged Property or the interests of the Holders (as a collective whole).

In addition to the consultation rights provided in the immediately preceding paragraph, each Non-Controlling Holder shall have the right to attend annual meetings (which may be held telephonically or in person, at the discretion of the Servicer) with the Lead Securitization Noteholder (or the Servicer on its behalf), upon reasonable notice and at times reasonably acceptable to the (or the Servicer on its behalf) in which servicing issues related to the Mortgage Loan are discussed.

(f)                               Notwithstanding anything herein to the contrary, no advice, direction or objection from or by the Directing Holder, as contemplated by this Section  21, or no advice, direction or objection, if any, from or by any Non-Controlling Holder, may (and the related Holder (or the Servicer on its behalf) shall ignore and act without regard to any such advice, direction or objection that such Holder (or Servicer on its behalf) has determined, in its reasonable, good faith judgment, would): (A) require or cause such Holder (or the Servicer on its behalf) to violate applicable law, the terms of the Mortgage Loan Documents or any section of this Agreement or any Servicing Agreement, including such Servicer’s obligation to act in accordance with Accepted Servicing Practices, (B) result in the imposition of federal income tax on any Securitization Trust, cause any REMIC to fail to qualify as a REMIC, (C) expose any Securitization Trust, any certificateholder of any related Securitization, the Depositor or the depositor of any Non-Lead Securitization, the Holders, the Servicer, the Trustee or the trustee of any Non-Lead Securitization, the Certificate Administrator or any certificate administrator of any Non-Lead Securitization, the operating advisor of any Non-Lead Securitization or their respective Affiliates, members, managers, officers, directors, employees or agents, to any material claim, suit or liability or (D) materially expand the scope of the Servicer’s responsibilities (or decrease their rights) under this Agreement or the related Servicing Agreement.

(g)                             No Controlling Holder or Directing Holder shall owe any fiduciary duty to the trustee, any servicer, any special servicer, any certificateholder in any Securitization or the other Holders. No Controlling Holder or Directing Holder shall have any liability to any of the trustee, any servicer, any special servicer, any certificateholder in any Securitization or the other

45

Co-Lender Agreement
(Tysons Corner Center)

Holders for any action taken, or for refraining from the taking of any action or the giving of any consent. Each Holder (by acceptance of its Note) acknowledges and agrees that (i)  the Controlling Holder and the Directing Holder may each have relationships and interests that conflict with those of certificateholders in any Securitization and/or the other Holders; (ii)  the Controlling Holder and the Directing Holder may act solely in their respective interests; (iii)  the Controlling Holder and the Directing Holder do not have any duties to any Securitization Trust, the certificateholders in any Securitization or the other Holders; (iv)  each of the Controlling Holder and the Directing Holder may take actions that favor interests of itself over the interests of the certificateholders in any Securitization and/or the other Holders; (v)  neither the Controlling Holder nor the Directing Holder will have any liability whatsoever to any Securitization Trust, any party to the Lead Securitization Servicing Agreement, any party to any Non-Lead Securitization Servicing Agreement, the certificateholders in any Securitization or the other Holders or any other person (including the Borrowers) for having acted in accordance with or as permitted under the terms of the Lead Securitization Servicing Agreement and this paragraph; and (vi)  the certificateholders in any Securitization or the other Holders may not take any action whatsoever against the Controlling Holder or the Directing Holder or any of the respective affiliates, directors, officers, shareholders, members, partners, agents or principals thereof as a result of the Controlling Holder or the Directing Holder having acted in accordance with the terms of and as permitted under the Lead Securitization Servicing Agreement and this paragraph.

(h)                             The Controlling Holder shall have the right at any time and from time to time, with or without cause, to replace the Special Servicer then acting with respect to the Mortgage Loan and appoint a replacement Special Servicer in lieu thereof. Any such replacement Special Servicer shall be a Qualified Servicer in accordance with this Section 21(h). The Controlling Holder shall designate a Person to serve as Special Servicer by delivering to the Non-Controlling Holders, the Servicer and the then existing Special Servicer a written notice stating such designation and by satisfying the other conditions required under the Servicing Agreement (including a Rating Agency Confirmation, if required by the terms of the Servicing Agreement), and by delivering to Holder that is a Non-Lead Securitization a Rating Agency Confirmation with respect to any rated securities issued in such Non-Lead Securitization. The Controlling Holder shall promptly pay any expenses incurred by the Lead Securitization Note Holder (or the Servicer on its behalf) in connection with such replacement. The Controlling Holder shall notify the other parties hereto of its termination of the then currently serving Special Servicer and its appointment of a replacement Special Servicer in accordance with this Section  21(h). The fees payable to any replacement Special Servicer contemplated in this Section  21(h) at any time, from and after the Lead Securitization, when the Lead Securitization Servicing Agreement is no longer in effect, shall be at then market rates for such services. Upon the occurrence of the Lead Securitization governing the servicing of the Mortgage Loan, the initial Special Servicer designated in the applicable Lead Securitization Servicing Agreement shall serve as the initial Special Servicer. If a Special Servicer Termination Event on the part of the Special Servicer has occurred that affects the Non-Controlling Holder, the Non-Controlling Holder shall have the right to direct the Trustee (or at any time that the Mortgage Loan is no longer included in a Securitization, the Controlling Holder) to terminate the Special Servicer under the applicable Servicing Agreement solely with respect to the Mortgage Loan pursuant to

46

Co-Lender Agreement
(Tysons Corner Center)

and in accordance with the terms of the Servicing Agreement. The Controlling Holder and the Non-Controlling Holder acknowledge and agree that any successor special servicer appointed to replace the Special Servicer with respect to the Mortgage Loan that was terminated for cause at the Non-Controlling Holder’s direction cannot at any time be the person (or an Affiliate thereof) that was so terminated without the prior written consent of the Non-Controlling Holder. From and after the Lead Securitization Date, the termination and replacement of the Special Servicer shall be governed by the Lead Securitization Servicing Agreement.

22.                           Further Assurances. Each Holder acknowledges and agrees that each Holder may sell all or any portion of its respective Note, subject to the rights of the other Holders and the terms of this Agreement, and the related Mortgage Loan Documents in connection with the related Securitization. At the request and at the sole cost and expense of a requesting Holder, and to the extent not already required to be provided by the other Holders under this Agreement, each Holder shall reasonably cooperate with such requesting Holder and take such steps as may be reasonably required by such requesting Holder or any Rating Agency in order to satisfy the market standards to which the requesting Holder customarily adheres or which may be reasonably required by the Rating Agencies in connection with the related Securitization. Such cooperation shall include, without limitation, each Holder’s agreement to:

(a)                               execute such amendments to this Agreement as may be requested by the requesting Holder or the Rating Agencies to effect the related Securitization, provided that no such amendments shall materially and adversely affect any of the rights or remedies granted to any Note A Holder hereunder (including, without limitation, the timing and amount of payment and the rights granted to a “Controlling Holder” or “Directing Holder”) or increase the obligations of such Holder hereunder;

(b)                             cooperate with the reasonable requests from third-party service providers engaged by the requesting Holder to obtain, collect, and deliver information requested or required by such Note A Holder or the Rating Agencies in connection with the Holders, the Notes or the Mortgage Loan; and

(c)                               execute amendments to the Mortgage Loan Documents to further sever the Notes.

Notwithstanding the foregoing, in no event shall any Holder take any action or refrain from taking any action that would violate any law of any applicable jurisdiction, would be inconsistent with Accepted Servicing Practices or would violate the REMIC Provisions of the Servicing Agreement or any other provision of this Agreement or the Servicing Agreement.

23.                           Reserved.

24.                           No Pledge or Loan. This Agreement shall not be deemed to represent a pledge of any interest in the Mortgage Loan by any one or more Holders to any one or more other Holders, or a loan from any one or more Holders to any one or more other Holders.

47

Co-Lender Agreement
(Tysons Corner Center)

25.                           Governing Law; Waiver of Jury Trial. THIS AGREEMENT AND THE RESPECTIVE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

26.                           Modifications. This Agreement shall not be modified, cancelled or terminated except by an instrument in writing signed by the parties hereto. The party seeking modification of this Agreement shall be solely responsible for any and all reasonable expenses that may arise in order to modify this Agreement. Additionally, from and after a Securitization, the Holders shall not amend or modify this Agreement without first receiving (i) an opinion of counsel experienced in REMIC matters that such amendment or modification, in and of itself, would not adversely affect the REMIC status of the Mortgage Loan or this Agreement, and (ii) a Rating Agency Confirmation, except that no Rating Agency Confirmation shall be required in connection with a modification (x) prior to the Lead Securitization Date, (y) to cure any ambiguity, to correct or supplement any provision herein that may be defective or inconsistent with any other provisions herein or with the Servicing Agreement, or (z) to make other provisions with respect to matters or questions arising under this Agreement, which shall not be inconsistent with the provisions of this Agreement, and (iii) if such modification, cancellation or termination would adversely affect the rights or materially affect the duties of any Servicer or Trustee, the written consent of such affected party.

27.                           Successors and Assigns; Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, that no successors or assigns of any Initial Note A Holder shall have any liability for a breach of representation or warranty set forth in this Agreement. Each Servicer and Trustee (if any) and each servicer and trustee of any Non-Lead Securitization is an intended third-party beneficiary of this Agreement. Except as provided in Section 8 and the preceding sentence, none of the provisions of this Agreement shall be for the benefit of or enforceable by any Person not a party hereto or a successor or assign of a party hereto.

28.                           Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Agreement or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent,

48

Co-Lender Agreement
(Tysons Corner Center)

communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the amendment, waiver, discharge or termination is sought. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

29.                           Captions. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of the paragraphs and shall not be given any consideration in the construction of this Agreement.

30.                           Notices. All notices required hereunder shall be given by (i) telephone (confirmed in writing) or shall be in writing and personally delivered, (ii) sent by facsimile transmission if the sender on the same day sends a confirming copy of such notice by reputable overnight delivery service (charges prepaid), (iii) reputable overnight delivery service (charges prepaid) or (iv) certified United States mail, postage prepaid return receipt requested, and addressed to the respective parties at their addresses set forth on Exhibit B hereto, or at such other address as any party shall hereafter inform the other party by written notice given as aforesaid. All written notices so given shall be deemed effective upon receipt or, if mailed, upon the earlier to occur of receipt or the expiration of the fourth (4th) day following the date of mailing.

31.                           Holder’s Access to Information. The Lead Securitization Note Holder (or the Interim Servicer) shall provide to the other Holders and, from and after the Lead Securitization Date, the Lead Securitization Servicing Agreement shall provide that such other Holders shall have access to, upon written request to the Servicer or the Trustee, as applicable, subject to any restrictions on the distribution of such information contained in the Lead Securitization Servicing Agreement, (a) a summary of the current status of principal and interest payments on the Mortgage Loan, (b) copies of the Mortgage Loan Borrowers’ current financial statements, to the extent in the Servicer’s possession, (c) the most recent appraisal, if any, as to the value of the Mortgaged Property, to the extent in the Servicer’s possession, (d) a copy of the Lead Securitization Servicing Agreement, (e) copies of any default or acceleration notices sent to the Mortgage Loan Borrowers with respect to the Mortgage Loan and all material correspondence related thereto, (f) material notices delivered to any Servicer by the Mortgage Loan Borrowers, (g) copies of each other report provided to the Certificateholders in accordance with the express terms of the Lead Securitization Servicing Agreement (but only to the extent such other reports relate to the Mortgage Loan or the Mortgage Loan Borrowers), and (h)  other

49

Co-Lender Agreement
(Tysons Corner Center)

information with respect to the Mortgage Loan Borrowers or the Mortgage Loan, reasonably requested by such other Holder, to the extent required to be provided by the Servicer under the Lead Securitization Servicing Agreement and in the Servicer’s possession or reasonably obtainable by the Servicer, in each case at the sole cost and expense of such other Holder, to the extent not included in the regular fees and charges of the Servicer (with respect to all out-of-pocket and the reasonable administrative and photocopying costs of the Servicer).

32.                           Custody of Mortgage Loan Documents. Prior to the Lead Securitization Date, the originals of all of the Mortgage Loan Documents (other than the Notes, which will be held by the Holders thereof) will be held by a third-party custodian jointly selected by the Holders. From and after the Lead Securitization Date, originals of all of the Mortgage Loan Documents (other than the Non-Standalone Notes not included in the Lead Securitization, which will be held by the Holders thereof) shall be held by the Servicer, Trustee or custodian on its behalf, or other applicable Person under the Lead Securitization Servicing Agreement.

33.                           Statement of Intent. It is the intention of the parties hereto that, for purposes of federal income taxes, state and local income and franchise taxes and any other taxes imposed upon, measured by or based upon gross or net income, this Agreement shall be treated as creating a “grantor trust” (within the meaning of Code Section 671). The terms of this Agreement shall be interpreted to further this intention of the parties. The parties hereto agree that, unless otherwise required by appropriate tax authorities, the Lead Securitization Note Holder (or the Trustee (if any) or any other party so designated under the Lead Securitization Agreement on its behalf) shall file or cause to be filed annual or other necessary returns, reports and other forms consistent with such intended characterization. Each other Holders by its acceptance of its interest herein, agrees, unless otherwise required by appropriate tax authorities, to file its own tax returns and reports in a manner consistent with such characterization. If the Internal Revenue Service were to characterize this Agreement as a partnership for federal income tax purposes, then each such other Holders authorizes and directs the Lead Securitization Note Holder to elect out of partnership accounting pursuant to Treasury Regulation Section 1.761-2, and agrees to file its own tax returns and reports in a manner consistent therewith.

34.                           Powers. Except as expressly provided herein, the grantor trust created pursuant to this Agreement will not engage in any activity that is inconsistent with the classification of this arrangement as a grantor trust for federal income tax purposes. Further, this grantor trust shall not (a) acquire any additional assets or (b) modify (or agree to the modification of) or dispose of its assets other than pursuant to the terms hereof. The grantor trust shall take no action (or fail to take any action) that will cause it (by the taking or by the failure to take, as the case may be) to be classified as other than a grantor trust for federal income tax purposes.

35.                           Servicers of the Mortgage Loan. Berkadia Commercial Mortgage LLC is hereby appointed by the Holders as the interim servicer of the Mortgage Loan. From and after the Lead Securitization Date, pursuant to this Agreement and the Lead Securitization Servicing Agreement, Berkadia Commercial Mortgage LLC will be appointed as the initial master servicer of the Trust Loan and the primary servicer of the Mortgage Loan and Situs, Inc. will be appointed as the initial special servicer of the Mortgage Loan. Prior to the Lead Securitization

50

Co-Lender Agreement
(Tysons Corner Center)

Date, the Lead Securitization Note Holder shall have the right to appoint and remove the Interim Servicer with or without cause under this Agreement and from and after the Lead Securitization Date, the Lead Securitization Note Holder shall have the right to appoint and remove the Master Servicer and the Special Servicer in accordance with the terms of the Lead Securitization Servicing Agreement. All rights and obligations of the Lead Securitization Note Holder described hereunder may be exercised by the Servicer and/or the Special Servicer (except as set forth in the preceding sentence) and, to the extent applicable, the Certificate Administrator, the Trustee or the paying agent on behalf of the Lead Securitization Note Holder and the other Holders agree to cooperate with any such Persons with respect to its exercise of such rights and obligations.

36.                           Registration of Transfers. The Lead Securitization Note Holder (or the applicable Servicer or the Trustee on its behalf) shall maintain a register on which it shall record the names and addresses of, and wire transfer instructions for, the Holders from time to time, to the extent such information is provided in writing to it by any other Holders. Any transfer of a Note hereunder shall be recorded on such register. The transferring Holder (or the transferee) shall reimburse the Lead Securitization Note Holder for the Lead Securitization Note Holder’s reasonable third party out-of-pocket costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in connection with the terms of this Section  36.

37.                           Non-Recourse Obligations of the Holders. Notwithstanding anything to the contrary contained herein or the Servicing Agreement (but subject to Section 40 hereof), no Holder shall be personally liable hereunder or under the Servicing Agreement other than to the extent of cash, property or other value realized or derived from its Note either (i) prior to its disbursement and receipt by the Holder or (ii) after its receipt by the Holder under the circumstances and to the extent provided under Section  8(b) hereof.

38.                           [Reserved].

39.                           Withholding Taxes.

(a)                               If the Lead Securitization Note Holder or the Mortgage Loan Borrowers shall be required by law to deduct and withhold Taxes from interest, fees or other amounts payable to the other Holders with respect to the Mortgage Loan as a result of such Holder constituting a Non-Exempt Person, the Servicer shall be entitled to do so with respect to such Holder’s interest in such payment (all withheld amounts being deemed paid to such Holder), provided that the Servicer shall furnish such Holder with a statement setting forth the amount of Taxes withheld, the applicable rate and other information which may reasonably be requested for purposes of assisting such Holder to seek any allowable credits or deductions for the Taxes so withheld in each jurisdiction in which such Holder is subject to tax.

(b)                             Each Holder shall and hereby agrees to indemnify the Lead Securitization Note Holder (or any Servicer on its behalf) against and hold the Lead Securitization Note Holder (or any Servicer on its behalf) harmless from and against any Taxes, interest, penalties and attorneys’ fees and disbursements arising or resulting from any failure of the Lead Securitization Note Holder (or any Servicer on its behalf) to withhold Taxes from payment made to such

51

Co-Lender Agreement
(Tysons Corner Center)

Holder in reliance upon any representation, certificate, statement, document or instrument made or provided by such Holder to the Lead Securitization Note Holder in connection with the obligation of the Lead Securitization Note Holder (or any Servicer on its behalf) to withhold Taxes from payments made to such Holder, it being expressly understood and agreed that (i) the Lead Securitization Note Holder shall be absolutely and unconditionally entitled to accept any such representation, certificate, statement, document or instrument as being true and correct in all respects and to fully rely thereon without any obligation or responsibility to investigate or to make any inquiries with respect to the accuracy, veracity, correctness or validity of the same and (ii) such Holder shall, upon request of the Lead Securitization Note Holder and at its sole cost and expense, defend any claim or action relating to the foregoing indemnification using counsel reasonably satisfactory to the Lead Securitization Note Holder.

(c)                               Each Holder represents to the Lead Securitization Note Holder (for the benefit of the Mortgage Loan Borrowers) that it is not a Non-Exempt Person and that neither the Lead Securitization Note Holder nor the Mortgage Loan Borrowers are obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise pursuant to this Agreement. Contemporaneously with the execution of this Agreement and from time to time as necessary during the term of this Agreement, each Holder shall deliver to the Lead Securitization Note Holder, or the Servicer, as applicable, evidence satisfactory to the Lead Securitization Note Holder substantiating that it is not a Non-Exempt Person and that the Lead Securitization Note Holder is not obligated under applicable law to withhold Taxes on sums paid to it with respect to the Mortgage Loan or otherwise under this Agreement. Without limiting the effect of the foregoing, (a) if a Holder is created or organized under the laws of the United States, any state thereof or the District of Columbia, it shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder an Internal Revenue Service Form W-9 and (b) if a Holder is not created or organized under the laws of the United States, any state thereof or the District of Columbia, and if the payment of interest or other amounts by the Mortgage Loan Borrowers is treated for United States income tax purposes as derived in whole or part from sources within the United States, such Holder shall satisfy the requirements of the preceding sentence by furnishing to the Lead Securitization Note Holder Internal Revenue Service Form W-8ECI, Form W-8BEN or Form W-8BEN-E, as applicable, or successor forms, as may be required from time to time, duly executed by such Holder, as evidence of such Holder’s exemption from the withholding of United States tax with respect thereto. The Lead Securitization Note Holder shall not be obligated to make any payment hereunder to each other Holder in respect of its Note or otherwise until such Holder shall have furnished to the Lead Securitization Note Holder the requested forms, certificates, statements or documents.

40.                           Cooperation in Securitization; Re-Sizing of A Note; Provisions Relating to Securitization.

(a)                               [Reserved].

(b)                             Notwithstanding any other provision of this Agreement, for so long as any Initial Holder or any affiliate thereof (an “Initial Holder Entity”) is the owner of an A Note (each,

52

Co-Lender Agreement
(Tysons Corner Center)

an “Owned Note”), such Initial Holder Entity shall have the right, subject to the terms of the Mortgage Loan Documents, to cause the Mortgage Loan Borrowers to execute amended and restated notes or additional notes (in either case, “New Notes”) reallocating the principal of an Owned Note to such New Notes; or severing an Owned Note into one or more further “component” notes in the aggregate principal amount equal to the then outstanding principal balance of such Owned Note provided that (i) the aggregate principal balance of all outstanding New Notes following such amendments is no greater than the aggregate principal of such Owned Note prior to such amendments, (ii) all Notes continue to have the same weighted average interest rate as the Notes prior to such amendments, (iii) all New Notes pay pro rata and on a pari passu basis and such reallocated or component notes shall be automatically subject to the terms of this Agreement, (iv) the Initial Holder Entity holding the New Notes shall notify the Lead Securitization Note Holder, the Master Servicer, the Special Servicer, the Certificate Administrator and the Trustee in writing of such modified allocations and principal amounts, and (v) the execution of such amendments and New Notes does not violate Accepted Servicing Practices. If the Lead Securitization Note Holder so requests, the Initial Holder Entity holding the New Notes (and any subsequent holder of such Notes) shall execute a confirmation of the continuing applicability of this Agreement to the New Notes, as so modified. In connection with the foregoing (provided the conditions set forth in (i) through (v) above are satisfied, with respect to (i) through (iv), as certified by the applicable Initial Holder Entity, on which certification the Master Servicer can rely), the Master Servicer is hereby authorized and directed to execute amendments to the Mortgage Loan Documents and this Agreement on behalf of any or all of the Holders, as applicable, solely for the purpose of reflecting such reallocation of principal.

(c)                               The Lead Securitization Note Holder acknowledges and agrees that it shall cause the Lead Securitization Servicing Agreement to provide that (and, to the extent such provisions are not included in the Lead Securitization Servicing Agreement they shall be deemed incorporated therein and made a part thereof):

(i)                                 the Master Servicer, Special Servicer and Trustee for such Lead Securitization shall be required to notify the master servicer, the special servicer and the trustee under each Non-Lead Securitization Servicing Agreement of the amount of any P&I Advance it has made with respect to the Standalone Notes included in the Lead Securitization Trust or Property Advances it has made with respect to the Mortgaged Property within two (2) Business Days of making any such advance;

(ii)                             if the Master Servicer determines that a proposed P&I Advance or Property Advance, if made, or any outstanding P&I Advance or Property Advance previously made, would be, or is, as applicable, a “nonrecoverable advance,” the Master Servicer shall provide the servicers under any Non-Lead Securitization Servicing Agreement written notice of such determination within two (2) Business Days after such determination was made and such determination with regard to any Property Advance shall be binding on the servicers under the Non-Lead Securitization Servicing Agreement;

53

Co-Lender Agreement
(Tysons Corner Center)

(iii)                         the Master Servicer shall remit all payments received (or advanced) with respect to each Non-Standalone Note, net of the Servicing Fee payable with respect to each such Note, and any other applicable fees and reimbursements payable to the Master Servicer, the Special Servicer and the Trustee, to the Holders of such Notes on or prior to the Remittance Date;

(iv)                         with respect to each other Note that is held by a Non-Lead Securitization, the Master Servicer shall make available all reports constituting the “CREFC® Investor Reporting Package (CREFC® IRP)” (excluding any templates) pursuant to the terms of the Lead Securitization Servicing Agreement;

(v)                             the Master Servicer and Special Servicer shall provide to each Non-Standalone Note Holder all documents and other information regarding the Mortgage Loan provided to the “Controlling Class Representative” (or analogous term), as such term is defined in the Lead Securitization Servicing Agreement, pursuant to the terms and conditions of the Lead Securitization Servicing Agreement at the time provided to such Controlling Class Representative;

(vi)                         the servicing duties of each of the Master Servicer and Special Servicer under the Lead Securitization Servicing Agreement shall include the duty to service the Mortgage Loan and all of the Notes on behalf of the Holders (including the respective trustees and certificateholders) in accordance with the terms and provisions of this Agreement, the Lead Securitization Servicing Agreement and Accepted Servicing Practices;

(vii)                     the Holders of the Non-Standalone Notes shall be entitled to the same indemnity by the applicable parties to the Lead Securitization Servicing Agreement with respect to the Mortgage Loan as the applicable parties to the Lead Securitization Servicing Agreement are provided with respect to the Mortgage Loan under the Lead Securitization Servicing Agreement; the Master Servicer, any primary servicer, the Special Servicer, the trustee and the certificate administrator shall be required to indemnify each “certification party” and the depositors under each Non-Lead Securitization Servicing Agreement related to any public Non-Lead Securitization to the same extent that they indemnify the Lead Securitization “certification party” and depositor for their failure to deliver the items in clause (viii) below in a timely manner and for any Deficient Exchange Act Deliverable (as defined in the Lead Securitization Servicing Agreement or any similar term thereto) regarding, and delivered by or on behalf of, such party;

(viii)                 with respect to any Non-Lead Securitization that is subject to following reporting requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934 (including Rule 15Ga-1), as amended, and Regulation AB, (a) the Master Servicer, any primary servicer, the Special Servicer and the Trustee, certificate administrator or other party acting as custodian under the Lead Securitization Servicing Agreement shall be required to (1) deliver (and shall be required to cause each other

54

Co-Lender Agreement
(Tysons Corner Center)

servicer and servicing function participant (within the meaning of Items 1123 and 1122, respectively, of Regulation AB) retained or engaged by it to deliver), in a timely manner, (i) the reports, certifications, compliance statements, accountants’ assessments and attestations, information to be included in reports (including, without limitation, Form 15G, Form 10-K, Form 10-D and Form 8-K), and (ii) upon request, any other materials specified in each of the Non-Lead Securitization Servicing Agreements as the parties to the applicable Non-Lead Securitization may require in order to comply with their obligations under the Securities Act of 1933, as amended, Securities Exchange Act of 1934 (including Rule 15Ga-1), as amended, and Regulation AB, and any other applicable law, and (2) to the extent applicable, to cooperate with any depositor in a Non-Lead Securitization in responding to comments from the Commission regarding any materials provided by such party in the immediately preceding clause (1), and (b) without limiting the generality of the foregoing, the Depositor for the Lead Securitization shall provide in a timely manner to the depositor and the trustee for any Non-Lead Securitization a copy of the Lead Securitization Servicing Agreement and each of the Master Servicer, the Special Servicer, Trustee, certificate administrator or other party acting as custodian for the Lead Securitization will be required to provide to the depositor, at the expense of the requesting party, and the trustee for any Non-Lead Securitization, any other disclosure information required pursuant to Regulation AB or the Securities Exchange Act of 1934, as amended, in a timely manner for inclusion in any disclosure document or Form 8-K filing and market indemnification agreements, opinions and Regulation AB compliance letters as were or are being delivered with respect to the Lead Securitization. The Master Servicer, any primary servicer and the Special Servicer shall each be required to provide certification and indemnification to any Certifying Person with respect to any applicable Sarbanes-Oxley Certification (or analogous terms) as such terms are defined in the related Non-Lead Securitization Servicing Agreement;

(ix)                         each of the Master Servicer, the Special Servicer, the custodian, the Trustee and the certificate administrator and each Affected Reporting Party (as defined in the Lead Securitization Servicing Agreement) shall cooperate (and require each Servicing Function Participant (as defined in the Lead Securitization Servicing Agreement) and Additional Servicer (as defined in the Lead Securitization Servicing Agreement) retained by it to cooperate under any applicable sub-servicing agreement), with each depositor for a Non-Lead Securitization (including, without limitation, providing all due diligence information, reports, written responses, negotiations and coordination, and paying all costs and expenses incurred in connection therewith) to the same extent as such party is required to cooperate with (and pay the expenses of) the Depositor under the Lead Securitization Servicing Agreement in connection with Deficient Exchange Act Deliverables (as defined in the Lead Securitization Servicing Agreement);

(x)                             amounts received by the Master Servicer that represent late collections or principal prepayments on the Non-Standalone Notes, net of any portion thereof payable or reimbursable to any third party in accordance with this Agreement, shall be remitted by the Master Servicer to the Holders of such Non-Standalone Notes within one (1) Business Day of receipt of properly identified funds; provided, however, to the extent any

55

Co-Lender Agreement
(Tysons Corner Center)

such amounts are received after 3:00 p.m. Eastern time on any given Business Day, the Master Servicer shall use commercially reasonable efforts to remit such late collection or principal prepayments to the master servicer of any applicable Non-Lead Securitization within one (1) Business Day of receipt of properly identified funds but, in any event, the Master Servicer shall remit such amounts within two (2) Business Days of receipt of properly identified funds;

(xi)                         each Holder of a Non-Standalone Note is an intended third-party beneficiary in respect of the rights afforded them under the Lead Securitization Servicing Agreement and the related non-lead master servicers will be entitled to enforce the rights of the Holders of the Non-Standalone Notes under this Agreement and the Lead Securitization Servicing Agreement;

(xii)                     each master servicer, special servicer and trustee under any Non-Lead Securitization Servicing Agreement shall be a third-party beneficiary of the Lead Securitization Servicing Agreement with respect to all provisions therein expressly relating to compensation, reimbursement or indemnification of such master servicer, special servicer or trustee, as the case may be, and the provisions regarding coordination of advances made in respect of any Note under the Lead Securitization Servicing Agreement and any Non-Lead Securitization Servicing Agreement, as applicable;

(xiii)                 if the Mortgage Loan becomes a Specially Serviced Mortgage Loan and the Special Servicer determines to sell any of the Standalone Notes in accordance with the Lead Securitization Servicing Agreement, it shall have the right and the obligation to sell all of the Notes as notes evidencing one whole loan in accordance with the terms of the Lead Securitization Servicing Agreement. In connection with any such sale, the Special Servicer shall provide notice to each Non-Controlling Holder of the planned sale and of such Non-Controlling Holder’s opportunity to bid on the Mortgage Loan;

(xiv)                 the Lead Securitization Servicing Agreement shall not be amended in any manner that adversely affects in any material respects the Non-Standalone Note Holders without the consent of such Holders;

(xv)                     to the extent related to the Mortgage Loan, the Master Servicer or the Special Servicer, Rating Agency Confirmation shall be provided with respect to the Non-Lead Securitization certificates to the same extent provided with respect to the certificates issued in connection with the Lead Securitization;

(xvi)                 Servicer Termination Events (as defined in the Lead Securitization Servicing Agreement or analogous term) with respect to the Master Servicer and the Special Servicer shall include (i) the failure to remit payments to the Holder of any Non-Standalone Note as and when required by this Agreement and the Lead Securitization Servicing Agreement; (ii) the qualification, downgrade or withdrawal of ratings of any class of certificates in any Non-Lead Securitization, publicly citing servicing concerns with the Master Servicer or the Special Servicer, as applicable, as the sole or material factor in such rating action (and such qualification, downgrade or withdrawal has not

56

Co-Lender Agreement
(Tysons Corner Center)

been withdrawn within 60 days of such event); and (iii) the failure to provide to the Holder of any Non-Standalone Note (if and to the extent required under the Lead Securitization Servicing Agreement) reports required under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, within the time necessary for compliance in the Lead Securitization Servicing Agreement (which shall be sufficient for the Holders of the Non-Standalone Notes to comply with the applicable filing requirements). Upon the occurrence of a Servicer Termination Event with respect to a Holder of any Non-Standalone Note, the related Trustee under the Lead Securitization shall, upon the direction of the Holder of such Non-Standalone Note, require (i) in the case of a Servicer Termination Event relating to the Master Servicer, the appointment of a subservicer with respect to the related Note or (ii) in the case of a Servicer Termination Event relating to the Special Servicer, the termination of the Special Servicer;

(xvii)             the Special Servicing Fee for the Mortgage Loan and any related REO Property shall be calculated at a rate not in excess of 25 basis points (0.25%) per annum and shall accrue only while the Mortgage Loan is specially serviced or after the Mortgaged Property have become REO Property;

(xviii)         subject to various adjustments and caps (if any) provided for in the Lead Securitization Servicing Agreement, the Liquidation Fee for the Mortgage Loan if it is a Specially Serviced Mortgage Loan or REO Property as to which a Liquidation Fee is payable shall not exceed 0.50% of the proceeds of a full, partial or discounted payoff or the Net Liquidation Proceeds (as defined in the Lead Securitization Servicing Agreement) related to a liquidation or repurchase of the Mortgage Loan, in each case exclusive of any portion of such payoff or Net Liquidation Proceeds (as defined in the Lead Securitization Servicing Agreement) that represents Penalty Charges;

(xix)                 subject to various adjustments and caps (if any) provided for in the Lead Securitization Servicing Agreement, the Workout Fee (as defined in the Lead Securitization Servicing Agreement) for the Mortgage Loan shall not exceed 0.50% of each collection of interest and principal on the Mortgage Loan;

(xx)                     the Trustee under the Lead Securitization Servicing Agreement shall promptly notify the trustee and the master servicer under any Non-Lead Securitization Servicing Agreement of any resignation, termination or replacement of the Master Servicer, the Special Servicer or an applicable primary servicer or the effectiveness of any designation of a new Master Servicer, Special Servicer or applicable primary servicer (together with the relevant contact information); and

(xxi)                 any conflict between terms of this Agreement and the Lead Securitization Servicing Agreement shall be resolved in favor of this Agreement.

(d)                             Each Non-Standalone Note Holder acknowledges and agrees that it shall cause the Non-Lead Securitization Servicing Agreement related to the Non-Lead Securitization that includes its Non-Standalone Note to provide that:

57

Co-Lender Agreement
(Tysons Corner Center)

(i)                                 the applicable master servicer, special servicer and trustee for such Non-Lead Securitization shall be required to notify the master servicer, special servicer and trustee of the Lead Securitization and each other Non-Lead Securitization of any monthly principal and interest advance it has made with respect to the applicable Note included in such Non-Lead Securitization within two Business Days of making such advance;

(ii)                             if the applicable master servicer, special servicer or trustee determines that a proposed monthly principal and interest advance with respect to the related Note, if made, or any outstanding monthly principal and interest advance previously made, would be, or is, as applicable, a “nonrecoverable advance,” the master servicer shall provide the Master Servicer and each master servicer in any other Non-Lead Securitization written notice of such determination within 2 Business Days after such determination was made;

(iii)                         if the related Holder of such Note is responsible for its proportionate share of any Nonrecoverable Property Advances (or any other portion of a Nonrecoverable Property Advance) (and Advance Interest Amount thereon) or other fee or expense pursuant to Section 9, and that if funds received with respect to such Note are insufficient to cover such amounts, the related master servicer under the related Non-Lead Securitization Servicing Agreement will be required to pay the Master Servicer, Special Servicer or Trustee under the Lead Securitization Servicing Agreement, as applicable, out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement (provided that this subclause (iii) shall not apply to Nonrecoverable P&I Advances relating to any Standalone Notes);

(iv)                         each of the Master Servicer and the Special Servicer shall be indemnified (as and to the same extent the Lead Securitization Trust is required to indemnify each such party) against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses, incurred in connection with the Lead Securitization Servicing Agreement that relate solely to its servicing of the Mortgage Loan, and the master servicer under the related Non-Lead Securitization Servicing Agreement will be required to reimburse the Master Servicer or Special Servicer under the Lead Securitization Servicing Agreement, as applicable, out of general funds in the collection account (or equivalent account) established under the related Non-Lead Securitization Servicing Agreement;

(v)                             (a) each of the Master Servicer and the Trustee under the Lead Securitization Servicing Agreement will be a third party beneficiary under the applicable Non-Lead Securitization Servicing Agreement with respect to any provisions therein relating to (1) the reimbursement of any Nonrecoverable Property Advances made with respect to applicable Note included in such Non-Lead Securitization by the Master Servicer or the Trustee under the Lead Securitization Servicing Agreement and (2) as to the Master Servicer only, the indemnification of the Master Servicer against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses, incurred in connection with any Non-Lead Securitization Servicing Agreement and relating to the applicable Note included in such

58

Co-Lender Agreement
(Tysons Corner Center)

Non-Lead Securitization and (b) the Special Servicer will be a third party beneficiary under the related Non-Lead Securitization Servicing Agreement with respect to any provisions therein relating to (1) the reimbursement of any Nonrecoverable Property Advances made with respect to such Note included in such Non-Lead Securitization by the Special Servicer (it being understood that the Special Servicer is not required to make any Property Advances) and (2) the indemnification of the Special Servicer against any claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, liabilities, fees and expenses, incurred in connection with any Non-Lead Securitization Servicing Agreement and relating to the applicable Note included in such Non-Lead Securitization; and

(vi)                         the Master Servicer and the Special Servicer shall be third party beneficiaries of the foregoing provisions.

(e)                               Each Non-Standalone Note Holder shall give each of the parties to the Lead Securitization Servicing Agreement and any related Non-Lead Securitization Servicing Agreement (in each case, that will not also be a party to such Non-Lead Securitization Servicing Agreement related to the Non-Lead Securitization that will include such Holder’s Non-Standalone Note) notice of the related Non-Lead Securitization in writing (which may be by e-mail) not less than 5 Business Days’ prior to the closing of such Non-Lead Securitization. Such notice shall contain contact information for each of the parties to the applicable Non-Lead Securitization Servicing Agreement. In addition, after the closing of the applicable Non-Lead Securitization, such Non-Standalone Note Holder shall send (i) a copy of the related Non-Lead Securitization Servicing Agreement to each of the parties to the Lead Securitization Servicing Agreement and (ii) notice of any subsequent change in the identity of the master servicer under the Non-Lead Securitization Servicing Agreement or the party designated to exercise the rights of the Non-Controlling Holder under this Agreement (together with the relevant contact information).

(f)                               Following the closing of the Lead Securitization, upon receipt of written notice (which may be by email) of the closing of any Non-Lead Securitization, the Depositor shall provide the depositor under the related Non-Lead Securitization Servicing Agreement with a copy of the Lead Securitization Servicing Agreement in an EDGAR-compatible format.

[NO FURTHER TEXT ON THIS PAGE]

59

Co-Lender Agreement
(Tysons Corner Center)

IN WITNESS WHEREOF, each of the Initial Holders has caused this Agreement to be duly executed as of the day and year first above written.

DEUTSCHE BANK AG, NEW YORK BRANCH, as an Initial Note A Holder

By:	/s/ Matt Smith
Name: Matt Smith
Title: Director

By:	/s/ Helaine Kaplan
Name: Helaine Kaplan
Title: Managing Director

Co-Lender Agreement
(Tysons Corner Center)

BANK OF MONTREAL, as an Initial Note A Holder

By:	/s/ David Schell
Name: David Schell
Title: Authorized Signatory

Co-Lender Agreement
(Tysons Corner Center)

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as an Initial Note A Holder

By:	/s/ Randy Goldstein
Name: Randy Goldstein
Title: Vice President

Co-Lender Agreement
(Tysons Corner Center)

GOLDMAN SACHS BANK USA, as an Initial Note A Holder

By:	/s/ Justin Peterson
Name: Justin Peterson
Title: Authorized Signatory

Co-Lender Agreement
(Tysons Corner Center)

SCHEDULE 1

Permitted Fund Managers

1.	AllianceBernstein
2.	Annaly Capital Management
3.	Apollo Real Estate Advisors
4.	Archon Capital, L.P.
5.	AREA Property Partners
6.	Artemis Real Estate Partners
7.	BlackRock, Inc.
8.	Clarion Partners
9.	Colony Northstar, Inc.
10.	DLJ Real Estate Capital Partners
11.	Dune Real Estate Partners
12.	Eightfold Real Estate Capital, L.P.
13.	Five Mile Capital Partners
14.	Fortress Investment Group, LLC
15.	Garrison Investment Group
16.	H/2 Capital Partners LLC
17.	Hudson Advisors
18.	Investcorp International
19.	iStar Financial Inc.
20.	J.P. Morgan Investment Management Inc.
21.	JER Partners
22.	Lend-Lease Real Estate Investments
23.	Libermax Capital LLC
24.	LoanCore Capital
25.	Lone Star Funds
26.	Lowe Enterprises
27.	Normandy Real Estate Partners
28.	Och-Ziff Capital Management Group
29.	Praedium Group
30.	Raith Capital Partners, LLC
31.	Rialto Capital Management LLC
32.	Rialto Capital Advisors LLC
33.	Rockpoint Group
34.	Rockwood
35.	RREEF Funds
36.	Square Mile Capital Management
37.	The Blackstone Group
38.	The Carlyle Group
39.	Torchlight Investors
40.	Walton Street Capital, L.L.C.
41.	Westbrook Partners

S-1

Co-Lender Agreement
(Tysons Corner Center)

42.	Wheelock Street Capital
43.	Whitehall Street Real Estate Fund, L.P.
S-2

Co-Lender Agreement
(Tysons Corner Center)

EXHIBIT A

MORTGAGE LOAN SCHEDULE

Part A. Description of Mortgage Loan

Mortgage Loan Borrowers:	Tysons Corner Property Holdings LLC; Tysons Corner Holdings LLC
Date of Mortgage Loan:	December 4, 2023
Initial Principal Amount of Mortgage Loan:	$710,000,000
Closing Date Mortgage Loan Principal Balance:	$710,000,000
Location of Mortgaged Property:	McLean, Virginia
Current Use of Mortgaged Property:	Shopping Center
Mortgage Interest Rate:	6.60060%
Mortgage Default Rate:	A rate per annum equal to the lesser of (i) the Maximum Legal Rate (as defined in the Mortgage Loan Agreement) or (ii) three percent (3%) above the Mortgage Interest Rate.
Maturity Date:	December 6, 2028
Prepayment Premium:	An amount equal to the greater of the following two amounts: (a) an amount equal to 1.0% of the amount prepaid; or (b) an amount equal to (i) the amount, if any, by which (x) the sum of the present values as of the prepayment date of all unpaid principal and interest payments on such Notes to the Open Prepayment Date (including the balloon payment assuming the outstanding principal balance of the Whole Loan is due on the Open Prepayment Date).
A-1

Co-Lender Agreement
(Tysons Corner Center)

Part B. Description of Notes

Note	Initial Note Principal Balance	Initial Percentage Interest (approx.)	Note Interest Rate (per annum)	Note Default Interest Rate	Initial Holder	Standalone Note (Yes/No)
A-1-1	$176,080,000.00	24.80%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	DBNY	Yes
A-1-2	$30,000,000.00	4.23%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	DBNY	No
A-1-3	$20,000,000.00	2.82%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	DBNY	No
A-1-4	$10,000,000.00	1.41%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	DBNY	No
A-1-5	$10,000,000.00	1.41%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	DBNY	No
A-1-6	$37,920,000.00	5.34%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	DBNY	No
A-2-1	$88,040,000.00	12.40%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	GS Bank	Yes
A-2-2	$20,000,000.00	2.82%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	GS Bank	No
A-2-3	$20,000,000.00	2.82%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	GS Bank	No
A-2-4	$13,960,000.00	1.97%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	GS Bank	No
A-3-1	$88,040,000.00	12.40%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	JPMCB	Yes
A-3-2	$20,000,000.00	2.82%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	JPMCB	No
A-3-3	$10,000,000.00	1.41%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	JPMCB	No
A-3-4	$23,960,000.00	3.37%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	JPMCB	No
A-4-1	$88,040,000.00	12.40%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	BMO	Yes
A-4-2	$30,000,000.00	4.23%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	BMO	No
A-4-3	$23,960,000.00	3.37%	6.60060%	the lesser of (i) the maximum allowable legal rate and (ii) 3.0% above the Note Interest Rate	BMO	No
A-2

Co-Lender Agreement
(Tysons Corner Center)

EXHIBIT B

NOTICES

DBNY as a Note A Holder:

Deutsche Bank AG, New York Branch

1 Columbus Circle

New York, New York 10019

Attention: Robert W. Pettinato, Jr.

Facsimile No.: (212) 797-4489

with a copy to:

Deutsche Bank AG, New York Branch
1 Columbus Circle
New York, New York 10019
Attention: General Counsel
Facsimile No.: (646) 736-5721

BMO as a Note A Holder:

Bank of Montreal
c/o BMO Capital Markets Corp.
151 West 42nd Street
New York, New York 10036
Attention: Mike Birajiclian and David Schell
Email: Michael.Birajiclian@bmo.com and David.Schell@bmo.com

with a copy to:

 Bank of Montreal

c/o BMO Capital Markets Corp.

151 West 42nd Street

New York, New York 10036

Attention: Legal Department

Email: BMOCMBSNotices@bmo.com

JPMCB as a Note A Holder:

JPMorgan Chase Bank, National Association

383 Madison Avenue, 8th Floor

New York, New York 10179

Email: US_CMBS_Notice@jpmorgan.com

Attention: Kunal K. Singh

with a copy to  :

B-1

Co-Lender Agreement
(Tysons Corner Center)

JPMorgan Chase Bank, National Association

383 Madison Avenue, 8th Floor

New York, New York 10179

Email: US_CMBS_Notice@jpmorgan.com

Attention: SPG Legal

GS Bank as a Note A Holder:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Scott Epperson
Email: scott.epperson@gs.com and gs-refgsecuritization@gs.com with a copy to:

Goldman Sachs Bank USA
200 West Street
New York, New York 10282
Attention: Structured Finance Legal (REFG)
Email: gs-refglegal@gs.com

B-2

Co-Lender Agreement
(Tysons Corner Center)